Pursuant to Rule 497(c)

Registration No. 33-78264

EXCELSIOR FUNDS TRUST

Equity Fund

Mid Cap Value Fund

Optimum Growth Fund

International Equity Fund

Income Fund

Total Return Bond Fund

High Yield Fund

Enhanced Tax Managed International Fund

Equity Income Fund

Equity Core Fund

STATEMENT OF ADDITIONAL INFORMATION

July 29, 2004

(as amended August 19, 2004)

This Statement of Additional Information pertains to the Shares (“Retail Shares”) and Institutional Shares (“Institutional Shares”) (together with Retail Shares, “Shares”), as applicable, of the Equity, Mid Cap Value, Optimum Growth, International Equity, Income, Total Return Bond, High Yield, Enhanced Tax Managed International, Equity Income and Equity Core Funds (each, a “Fund” and collectively, the “Funds”) of Excelsior Funds Trust. This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectuses for the Funds dated July 29, 2004 (the “Prospectuses”). Copies of the Prospectuses may be obtained by writing Excelsior Funds Trust c/o SEI Investments Global Funds Services (“SEI”), One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by calling (800) 446-1012 (Retail Shares) or (800) 881-9358 (Institutional Shares). Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

The audited financial statements and related reports of Ernst & Young LLP, independent registered public accounting firm, contained in the annual reports to the Funds’ shareholders for the fiscal year ended March 31, 2004 are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual reports are incorporated herein by reference. Copies of the annual reports may be obtained upon request and without charge by calling (800) 446-1012 (Retail Shares) or (800) 881-9358 (Institutional Shares).

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CLASSIFICATION AND HISTORY

Excelsior Funds Trust (the “Trust”) is an open-end, management investment company. Each Fund is a separate series of the Trust and is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a business trust under the laws of the State of Delaware on April 27, 1994.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The following information supplements the description of the investment objectives, strategies and risks of the Funds as set forth in the Prospectuses. The investment objective of each Fund may be changed without shareholder approval. The Shareholders for the Enhanced Tax Managed International, Equity Income and Equity Core Funds will, however, be given 60 days notice of any change in investment objective. Except as expressly noted below, each Fund’s investment policies also may be changed without shareholder approval.

Additional Investment Policies

Equity, Mid Cap Value and Optimum Growth Funds

Under normal market and economic conditions, the Optimum Growth Fund will invest at least 65% of its total assets in common stock, preferred stock and securities convertible into common stock. Under normal circumstances, the Equity Fund will invest at least 80% of its net assets in common stock, preferred stock and securities convertible into common stock. Under normal circumstances, the Mid Cap Value Fund will invest at least 80% of its net assets in the common stock, preferred stock and securities convertible into common stock of medium-size companies. Normally, not more than 20% (35% with respect to the Optimum Growth Fund) of each Fund’s total assets may be invested in other securities and instruments including, e.g., investment-grade debt securities, warrants, options, and futures instruments as described in more detail below. The Funds may hold cash or invest without limitation in U.S. government securities, high quality money market instruments and repurchase agreements collateralized by the foregoing obligations, if deemed appropriate by the Adviser for temporary defensive purposes.

Portfolio holdings will include equity securities of companies having capitalizations of varying amounts, and the Funds may invest in the securities of high growth, small companies when the Adviser expects earnings and the price of the securities to grow at an above-average rate. The equity securities of small companies have historically been characterized by greater volatility of returns, greater total returns and lower dividend yields than equity securities of large companies. As a result, there may be a greater fluctuation in the value of a Fund’s shares, and a Fund may be required, in order to satisfy redemption requests or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

The Equity, Mid Cap Value and Optimum Growth Funds may invest directly or indirectly in the securities of foreign issuers. The Funds currently do not expect to invest more than 30% of their respective total assets at the time of purchase in such securities.

Income, Total Return Bond and High Yield Funds

The Income, Total Return Bond and High Yield Funds may invest in the following types of securities: corporate debt obligations such as bonds, debentures, notes and commercial paper; convertible and non-convertible corporate debt obligations; custodial receipts; mortgage and other asset-backed securities; preferred stocks; and obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities. The Funds are also permitted to enter into repurchase agreements, and may from time to time invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest of which is, in the opinion of bond counsel to the issuer, exempt from federal income tax (“Municipal Obligations”). The Adviser will consider investments in Municipal Obligations for the Funds when the Adviser believes that the total return on such securities is attractive relative to that of taxable securities.

Under normal market conditions, at least 65% of the Income Fund’s total assets will be invested in investment-grade bonds that are rated within the three highest ratings of Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”) (or are unrated obligations considered to be of comparable credit quality by the Adviser). Under normal circumstances, at least 80% of the Total Return Bond Fund’s net assets will be invested in investment-grade bonds that are rated within the three highest ratings of Moody’s or S&P. “Investment-grade bonds” are bonds and other debt instruments that are rated within the four highest ratings of Moody’s or S&P (or are unrated obligations considered to be of investment grade by the Adviser) and U.S. government obligations and money market instruments of the types described below. The High Yield Fund will invest at least 80% of its net assets in high yield, fixed-income securities rated at the time of investment below investment-grade by Moody’s or S&P under normal circumstances. In addition, the Income Fund may invest up to 35% of its total assets, and the Total Return Bond Fund may invest up to 5% of its total assets, in bonds rated below investment grade. “Non-investment grade securities” are securities that are rated below the four highest ratings of Moody’s or S&P (or are unrated obligations considered to be of comparable quality by the Adviser). Non-investment grade securities have different risks than investments in securities that are rated investment grade. Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers. As a result, the market price of such securities, and the net asset value of a Fund’s shares, may be particularly volatile. Additional risks associated with lower-rated fixed-income securities are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for such securities, (e) the impact that legislation may have on the high yield securities market (and, in turn, on the Fund’s net asset value and investment practices), (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities, and (g) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated debt obligation held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Finally, the Fund’s trading in fixed-income securities to achieve capital appreciation entails risks that capital losses rather than gains will result.

The Income and Total Return Bond Funds may invest up to 25% and 20%, respectively, of their total assets in (a) preferred stocks and (b) U.S. dollar-denominated debt obligations of (i) foreign issuers, including foreign corporations and foreign governments, and (ii) U.S. companies issued outside the United States. The Funds will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

The High Yield Fund may invest up to 25% of its total assets in obligations of foreign issuers (including emerging countries), including obligations of foreign corporations, banks and governments.

International Equity Fund

Under normal market and economic conditions, the International Equity Fund will invest at least 80% of its net assets in foreign equity securities. Foreign equity securities may include common stock, preferred stock, securities convertible into common or preferred stock and warrants issued by companies domiciled outside of the United States and shares of U.S. registered investment companies that invest primarily in foreign securities. While there are no prescribed limits on geographic distributions, the Fund normally will hold securities of issuers collectively having their principal place of business in no fewer than three foreign countries. For cash management purposes, the Fund may invest up to 20% of its assets on a continuous basis in cash or short-term instruments such as commercial paper, bank obligations, U.S. government and agency securities maturing within one year, notes and other investment-grade debt securities of various maturities, and repurchase agreements collateralized by these securities. Under unusual economic and market conditions, the Fund may restrict the securities markets in which its assets are invested and may invest without limitation in any combination of high quality domestic or foreign money market instruments.

Convertible debt securities purchased by the Fund will be rated investment grade by Moody’s or S&P if such a rating is available. To be deemed investment grade, debt securities must carry a rating of at least “Baa” from Moody’s or “BBB” from S&P. If unrated, as is the case with most foreign securities, convertible debt securities purchased by the Fund will be deemed to be comparable in quality to securities rated investment grade by the Adviser under the supervision of the Board of Trustees of the Trust. With respect to securities rated “Baa” by Moody’s or “BBB” by S&P (the lowest of the top four investment rankings), or deemed to be comparable in quality to such securities, interest and principal payments are regarded as adequate for the present; however, these securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. The Fund will sell in an orderly fashion as soon as possible any debt securities it holds if they are downgraded below “Baa” by Moody’s or “BBB” by S&P. The Fund may purchase securities both on recognized stock exchanges and in over-the-counter markets. Most of the Fund’s portfolio transactions will be effected in the primary trading market for the given security.

The countries in which the Fund may invest include but are not limited to: Japan, France, the United Kingdom, Germany, Italy, the Netherlands, Switzerland, Singapore, Australia, Canada, Sweden, Ireland, Hong Kong, Thailand, Spain, Portugal, Israel, Chile, Argentina and Hungary.

Enhanced Tax Managed International Fund

Under normal circumstances, the Enhanced Tax Managed International Fund will invest most of its assets in equity securities of larger, more established companies located in developed foreign markets, which include most nations in western Europe, Australia and the more developed nations in Asia and the Far East. While the Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis, it reserves the right to do so at its discretion. While there are no prescribed limits on geographic distributions, the Fund normally will hold securities of issuers collectively having their principal place of business in no fewer than three foreign countries. For cash management purposes, the Fund may invest up to 20% of its assets on a continuous basis in cash or short-term instruments such as commercial paper, bank obligations, U.S. government and agency securities maturing within one year, notes and other investment-grade debt securities of various maturities, and repurchase agreements collateralized by these securities.

Convertible debt securities purchased by the Fund will be rated investment grade by Moody’s or S&P if such a rating is available. To be deemed investment grade, debt securities must carry a rating of at least “Baa” from Moody’s or “BBB” from S&P. If unrated, as is the case with most foreign securities, convertible debt securities purchased by the Fund will be deemed to be comparable in quality to securities rated investment grade by the Adviser under the supervision of the Board of Trustees of the Trust. With respect to securities rated “Baa” by Moody’s or “BBB” by S&P (the lowest of the top four investment rankings), or deemed to be comparable in quality to such securities, interest and principal payments are regarded as adequate for the present; however, these securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. The Fund will sell in an orderly fashion as soon as possible any debt securities it holds if they are downgraded below “Baa” by Moody’s or “BBB” by S&P. The Fund may purchase securities both on recognized stock exchanges and in over-the-counter markets. Most of the Fund’s portfolio transactions will be effected in the primary trading market for the given security.

The countries in which the Fund may invest, include but are not limited to: Argentina, Australia, Austria, Belgium, Canada, Chile, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Ireland, Israel, Italy, Japan, Korea, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom.

Equity Income Fund

Under normal circumstances, the Equity Income Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in common stocks, preferreds, convertibles, REITs, and MLPs of U.S. and, to a lesser extent, foreign companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size.

Portfolio holdings will include equity securities of companies having capitalizations of varying amounts. The equity securities of medium and smaller capitalization companies have historically been characterized by greater volatility of returns, greater total returns and lower dividend yields than equity securities of large companies. As a result, there may be a greater fluctuation in the value of the Fund’s shares, and the Fund may be required, in order to satisfy redemption requests or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

The Equity Income Fund may invest directly or indirectly in the securities of foreign issuers. The Fund currently does not expect to invest more than 10% of its respective total assets at the time of purchase in such securities.

Equity Core Fund

Under normal circumstances, the Equity Core Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. Companies. These equity securities include common stocks and securities convertible into common stock of U.S. Companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size.

Portfolio holdings will include equity securities of companies having capitalizations of varying amounts. The equity securities of medium and smaller capitalization companies have historically been characterized by greater volatility of returns, greater total returns and lower dividend yields than equity securities of large companies. As a result, there may be a greater fluctuation in the value of the Fund’s shares, and the Fund may be required, in order to satisfy redemption requests or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

Temporary Investments

During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of assets in investments that would not ordinarily be consistent with a Fund’s objective, or remaining uninvested. A Fund’s temporary investments may include investments in U.S. Government Securities, high quality money market instruments and repurchase agreements collateralized by the foregoing obligations. A Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

Additional Investment Policies (the following additional investment policies are not principal investment policies of the Funds)

The Equity Core Fund may invest directly or indirectly in the securities of foreign issuers, however, the Fund will not invest 20% or more of its total assets at the time of purchase in such securities.

ADRs, EDRs and GDRs

Each Fund may invest indirectly in the securities of foreign issuers through sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Asset-Backed Securities

If permitted by its investment objectives and policies, a Fund may invest in asset-backed securities including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

The credit characteristics of asset-backed securities differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Credit card receivables are generally unsecured and debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivable to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Borrowing and Reverse Repurchase Agreements

Each Fund may borrow funds (including through the purchase of reverse repurchase agreement as described below), in an amount up to one-third of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a “reverse repurchase agreement”). The Securities and Exchange Commission (the “SEC”) views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

Common and Preferred Stock, Warrants and Rights

The High Yield Fund may invest in common and preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

The High Yield and Total Return Bond Funds may hold equity securities as a result of defaulted securities.

Derivative Contracts and Securities

The term “derivative” has traditionally been applied to certain contracts (including futures, forward, option and swap contracts) that derive their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as “derivatives.” The term has also been applied to securities derived from the cash flows from underlying securities, mortgages or other obligations.

Derivative contracts and securities can be used to reduce or increase the volatility of a Fund’s total performance. To the extent that a Fund invests in securities that could be characterized as derivatives, it will only do so in a manner consistent with its investment objective, policies and limitations.

Forward Foreign Currency Exchange Contracts

In accordance with their respective investment objectives and policies, the Funds may buy and sell securities (and receive interest, dividends and sale proceeds) in currencies other than the U.S. dollar. Therefore, the Funds may from time to time enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies. The cost of a Fund’s spot currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Fund maintains with its custodian a segregated account of liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Each Fund may enter into forward foreign currency exchange contracts for hedging purposes in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser’s long-term investment decisions, the Funds will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Adviser believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in a Fund’s best interest.

Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

At or before the maturity of a forward foreign currency exchange contract when a Fund has agreed to deliver a foreign currency, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a currency, and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract.

While these contracts are not presently regulated by the Commodity Futures Trading Commission (“CFTC”), the CFTC may in the future assert authority to regulate forward contracts. In such event, a Fund’s ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund’s foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.

Foreign currency exchange transactions in emerging markets are subject to a greater risk of default than transactions in non-emerging countries or U.S. companies or the U.S. Government.

Futures Contracts and Related Options

Each Fund may invest in futures contracts and options thereon. They may enter into interest rate futures contracts and other types of financial futures contracts, including foreign currency futures contracts, as well as any index or foreign market futures which are available on recognized exchanges or in other established financial markets. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency for an amount fixed in U.S. dollars. Foreign currency futures, which operate in a manner similar to interest rate futures contracts, may be used by the Funds to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

Futures contracts will not be entered into for speculative purposes, but to hedge risks associated with a Fund’s securities investments. The Funds will engage in futures transactions only to the extent permitted by the CFTC and the SEC. When investing in futures contracts, the Funds must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund “covers” an options or futures position generally by entering into an offsetting position. Each Fund will limit its hedging transactions in futures contracts and related options so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, does not exceed 5% of the Fund’s total assets, after taking into account any unrealized profits and unrealized losses on the Fund’s open contracts (and excluding the amount that a futures option is “in-the-money” at the time of purchase). An option to buy a futures contract is “in-the-money” if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is “in-the-money” if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option. In addition, the use of futures contracts is further restricted to the extent that no more than 10% of a Fund’s total assets may be hedged.

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the

Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively hedge.

Transactions in futures as a hedging device may subject a Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts (or options) and movements in the price of the instruments being hedged. In addition, investments in futures may subject a Fund to losses due to unanticipated market movements which are potentially unlimited. Further, there is no assurance that a liquid market will exist for any particular futures contract (or option) at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.

As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Utilization of futures transactions involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom such Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

See Appendix B for further discussion of futures contracts and options.

Gold Bullion

The International Equity Fund may invest up to 5% of its total assets in gold bullion by purchasing gold bars primarily of standard weight (approximately 400 troy ounces) at the best available prices in the New York bullion market. However, the Adviser will have discretion to purchase or sell gold bullion in other markets, including foreign markets, if better prices can be obtained. Gold bullion is valued by the Fund at the mean between the closing bid and asked prices in the New York bullion market as of the close of the New York Stock Exchange each business day. When there is no readily available market quotation for gold bullion, the bullion will be valued by such method as determined by the Trust’s Board of Trustees to best reflect its fair value. For purpose of determining net asset value, gold held by the Fund will be valued in U.S. dollars. Investments in gold will not produce dividends or interest income, and the Fund can look only to price appreciation for a return on such investments.

Guaranteed Investment Contracts

Except for the High Yield Fund, each Fund may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Fund which are deemed illiquid, will not exceed 15% of the Fund’s net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. Currently, each Fund, other than the High Yield Fund, intends to invest 5% or less of its respective net assets in GICs during the current year.

Illiquid Securities

Each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Each Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities. Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

Rule 144A securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees of the Trust. The Trustees will monitor the implementation of these guidelines on a periodic basis. Because Rule 144A is relatively new, it is not possible to predict how markets in Rule 144A securities will develop. If trading in Rule 144A securities were to decline, these securities could become illiquid after being purchased, increasing the level of illiquidity of a Fund. As a result, a Fund holding these securities might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value.

The Adviser will monitor the liquidity of Rule 144A securities for each Fund under the supervision of the Trust’s Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investment Company Securities

Each Fund may invest in securities issued by other investment companies that invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method (i.e., money market funds). In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Such securities will be acquired by each Fund within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition against a Fund investing more than 10% of the value of its total assets in such securities.

The Funds may invest in SPDRs. SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange (“AMEX”)). There is a 5% limit based on total assets on investments by any one Fund in SPDRs. The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

Each Fund may also purchase iShares MSCI Index Funds issued by iShares, Inc.(SM) (“iShares(SM)”) and similar securities of other issuers. iShares(SM) are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International indices for specific countries. Because the expense associated with an investment in iShares(SM) can be substantially lower than the expense of small investments directly in the securities comprising the indices it seeks to track, the Adviser believes that investments in iShares(SM) of countries that are included in the EAFE Index can provide a cost-effective means of diversifying the Fund’s assets across a broader range of equity securities.

iShares(SM) are listed on the AMEX, and were initially offered to the public in 1996. The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares(SM) on the AMEX. To date, iShares(SM) have traded at relatively modest discounts and premiums to their net asset values. However, iShares(SM) have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged.

In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected, and the Fund’s ability to provide investment results approximating the performance of securities in the EAFE could be impaired. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares(SM) or other “country funds” as part of its investment strategy.

Mortgage Pass-Throughs and Collateralized Mortgage Obligations

The Income, Total Return Bond and High Yield Funds may purchase mortgage and mortgage-related securities such as pass-throughs and collateralized mortgage obligations that meet each Fund’s selection criteria and are investment grade or of comparable quality (collectively, “Mortgage Securities”). Mortgage pass-throughs are securities that pass through to investors an undivided interest in a pool of underlying mortgages. These are issued or guaranteed by U.S. government agencies such as the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal National Mortgage Association (“FNMA”). Other mortgage pass-throughs consist of whole loans originated and issued by private limited purpose corporations or conduits. Collateralized mortgage obligation bonds are obligations of special purpose corporations that are collateralized or supported by mortgages or mortgage securities such as pass-throughs.

Mortgage Securities may be subject to a greater degree of market volatility as a result of unanticipated prepayments of principal. During periods of declining interest rates, the principal invested in mortgage-backed securities with high interest rates may be repaid earlier than scheduled, and the Funds will be forced to reinvest the unanticipated payments at generally lower interest rates. When interest rates fall and principal prepayments are reinvested at lower interest rates, the income that the Funds derive from mortgage-backed securities is reduced. In addition, like other fixed income securities, Mortgage Securities generally decline in price when interest rates rise.

Municipal Obligations

The Income, Total Return Bond and High Yield Funds may, when deemed appropriate by the Adviser in light of the Funds’ investment objectives, invest in Municipal Obligations. Although yields on Municipal Obligations can generally be expected under normal market conditions to be lower than yields on corporate and U.S. government obligations, from time to time municipal securities have outperformed, on a total return basis, comparable corporate and federal debt obligations as a result of prevailing economic, regulatory or other circumstances. Dividends paid by the Income, Total Return Bond and High Yield Funds that are derived from interest on municipal securities would be taxable to the Funds’ shareholders for federal income tax purposes.

Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term “Municipal Obligations” only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Obligations which may be held by each Fund are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as user fees of the facility being financed.

Each Fund’s portfolios may also include “moral obligation” securities, which are usually issued by public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund - the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by each Fund.

There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general market conditions, the financial condition of the issuer, conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of nationally recognized statistical rating organizations (“NRSROs”) such as Moody’s and S&P described in Appendix A hereto represent their opinion as to the quality of Municipal Obligations. It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate, and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

The payment of principal and interest on most Municipal Obligations purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate “issuer” as that term is used in this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an “issuer.” An issuer’s obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

Private activity bonds are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Consequently, the credit quality of these obligations is usually directly related to the credit standing of the corporate user of the facility involved.

Among other instruments, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the maturity restrictions applicable to it.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

Master Limited Partnerships (“MLPs”)

Each Fund may invest in publicly traded MLPs. MLPs are passive investment vehicles, in which 85% to 90% of operating profits and losses are usually passed through the ownership structure to the limited partners. This pass through creates passive income or losses, along with dividend and investment income. MLPs typically pay out most of their distributable cash flow to unit holders. Distributable cash flow is calculated as net income plus depreciation and other non-cash items, less maintenance capital expenditure requirements.

The MLPs the Funds may purchase are comprised of a general partner (the GP) and multiple limited partners (LP holders). The general partner is responsible for the operations and the maintenance of the partnership’s businesses, while the limited partners assume economic risk up their level of investment. The general partner typically as a 1% to 2% stake in the MLP and typically can extract a higher percentage of the partnership’s take as the MLP’s distributions increase. This serves as an incentive to the general partner for growing the partnership’s distributions.

Generally speaking, Master Limited Partnership investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions.

Mortgage-Backed Securities

Each Fund may invest in Mortgage-Backed securities. Mortgage-Backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Options

Each Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation (“OCC”). Such purchases would be in an amount not exceeding 5% of each such Fund’s net assets. Such options may relate to particular securities or to various stock and bond indices. Purchase of options is a highly specialized activity which entails greater than ordinary investment risks, including a substantial risk of a complete loss of the amounts paid as premiums to the writer of the options. Regardless of how much the market price of the underlying security increases or decreases, the option buyer’s risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and the writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by the Funds will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

Each Fund may engage in writing covered call options (options on securities owned by the particular Fund) and enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the OCC. The aggregate value of the securities subject to options written by each Fund may not exceed 25% of the value of its net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.

When a Fund writes a covered call option, it may terminate its obligation to sell the underlying security prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss on the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Funds and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. The use of covered call options is not a primary investment technique of the Funds and such options will normally be written on underlying securities as to which the Adviser does not anticipate significant short-term capital appreciation.

Options on Futures Contracts

Each Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the instruments being hedged, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

Participation Interests

Except for the High Yield, Enhanced Tax Managed International, Equity Income and Equity Core Funds, each Fund may purchase from financial institutions participation interests in securities in which such Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. government securities, or, in the case of unrated participation interests, the Adviser must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. Each Fund, other than the High Yield Fund, will not invest more than 15% of its net assets in participation interests that do not have this demand feature, and in other securities that are deemed illiquid. Currently, no Fund intends to invest more than 5% of its net assets in participation interests during the current year. See “Investment Restrictions” below.

Portfolio Turnover Rate

Each Fund may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. It is anticipated that the annual turnover rate for each Fund should not exceed 100%. A higher rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See “Taxation” below.

Preferred Stock, Warrants and Rights

Each Fund may invest in common and preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Rating Services

Ratings represent the opinions of rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluations of these securities, subject to review by the Board of Trustees of the Trust. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to dispose of the obligation, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein is set forth in the Appendix to this Statement of Additional Information.

Real Estate Investment Trusts (“REITs”)

Each Fund may invest in REITs. A REIT is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate loans or interests. The Funds may invest in REITs and real estate operating companies, as well as other types of real estate securities such as publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships), rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development or companies whose financial prospects are deemed by the Adviser to be real estate oriented and consistent with the Funds’ investment objectives. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Funds will not invest directly in real estate, the Funds may invest in securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs or other real estate securities is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs’ investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REITs’ investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REITs’ investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REITs’ investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Repurchase Agreements

Each Fund may agree to purchase portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). The Funds will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Adviser. The Funds will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the limitations described above under “Illiquid Securities.” The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

Securities subject to repurchase agreements are held by the Funds’ custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Repurchase agreements are considered loans by a Fund under the 1940 Act.

Securities Lending

To increase return on its portfolio securities, each Fund may lend its portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. When a Fund lends its securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to lent securities pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser’s judgment, the income to be earned from the loan justifies the attendant risks.

Short Sales “Against the Box”

In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.”

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Fund maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund’s long position.

A Fund will not engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Fund’s long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Fund owns. There are certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

As a non-fundamental operating policy, not more than 40% of a Fund’s total assets would be involved in short sales against the box.

Short-Term Instruments

Each Fund may invest in short-term income securities in accordance with its investment objective and policies. The Funds may also make money market investments pending other investments or settlement, or to maintain liquidity to satisfy redemption requests. In adverse market conditions and for temporary defensive purposes only, each Fund may temporarily invest its assets without limitation in short-term investments. Short-term investments include: obligations of the U.S. government and its agencies or instrumentalities; commercial paper, variable amount master demand notes and other debt securities, including high quality U.S. dollar-denominated short-term bonds and notes issued by domestic and foreign corporations; variable and floating rate securities; bank obligations; repurchase agreements collateralized by these securities; and shares of other investment companies that primarily invest in any of the above-referenced securities.

The Funds may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. Each Fund may purchase three types of commercial paper, as classified by exemption from registration under the 1933 Act. The three types include open market, privately placed and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited. “Open market” commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. “Open market” paper’s 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers. “Privately placed” commercial paper relies on the exemption from registration provided by Section 4(2) of the 1933 Act, which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. “Privately placed” commercial paper has no maturity restriction and may be considered illiquid. See “Illiquid Securities” below. “Letter of credit” commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. Unlike “open market” and “privately placed” commercial paper, “letter of credit” paper has no limitations on purchases.

Each Fund may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit (“Yankee CDs”), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. government. A Fund will not invest more than 15% of the value of its net assets in time deposits maturing in longer than seven days and other instruments which are deemed illiquid or not readily marketable. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

The Funds will limit their short-term investments to those U.S. dollar-denominated instruments which are determined by or on behalf of the Board of Trustees of the Trust to present minimal credit risks and which are of “high quality” as determined by a nationally recognized statistical rating organization (“NRSRO”) (e.g., rated P-1 by Moody’s or A-1 by S&P) or, in the case of instruments which are not rated, are deemed to be of comparable quality by the Adviser under the supervision of the Board of Trustees of the Trust. The Funds may invest in obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

Stand-By Commitments

The Income, Total Return Bond and High Yield Funds may acquire “stand-by commitments” with respect to Municipal Obligations held by them. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund’s option, specified Municipal Obligations at a specified price. The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund’s acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a stand-by commitment either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund has paid any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

The Funds intend to enter into stand-by commitments only with banks and broker/dealers which, in the Adviser’s opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer’s assets, liabilities, contingent claims and other relevant financial information. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining the Fund’s net asset value.

Technology Securities

Each Fund may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that each Fund invests in issuers conducting business in the technology market sector, each Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, each Fund’s investment in technology companies may subject it to more volatile price movements.

U.S. Government and Agency Securities

Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others are supported only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

When-Issued and Forward Transactions

Each Fund may purchase eligible securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a “forward commitment” or “when-issued” basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase securities on a “when-issued” or “forward commitment” basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase “when-issued” securities ever exceed 25% of the value of its assets.

It is expected that “forward commitments” and “when-issued” purchases will not exceed 25% of the value of a Fund’s total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in “when-issued” purchases and “forward commitments” for speculative purposes, but only in furtherance of their investment objectives.

A Fund will purchase securities on a “when-issued” or “forward commitment” basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

When a Fund engages in “when-issued” or “forward commitment” transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a “when-issued” purchase or a “forward commitment” to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Zero Coupon Obligations

A Fund may acquire zero coupon obligations when consistent with its investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Fund, which is required for tax purposes to distribute to its shareholders a certain percentage of its income, may have to sell other securities to distribute the income prior to maturity of the zero coupon obligation.

Certain Other Obligations

In order to allow for investments in new instruments that may be created in the future, a Fund may invest in obligations other than those listed herein, provided such investments are consistent with such Fund’s investment objective, policies and restrictions.

INVESTMENT LIMITATIONS FOR THE EQUITY,

MIDCAP VALUE, OPTIMUM GROWTH, INTERNATIONAL EQUITY,

INCOME, TOTAL RETURN BOND AND HIGH YIELD FUNDS

The investment limitations enumerated in paragraphs (1) through (6) are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. The investment limitations enumerated in paragraphs (7) through (15) are matters of operating policy. Investment limitations which are “operating policies” with respect to a Fund may be changed by the Trust’s Board of Trustees without shareholder approval. As used herein, a “vote of the holders of a majority of the outstanding shares” of the Trust or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust or such Fund, or (b) 67% or more of the shares of the Trust or such Fund present at a meeting if more than 50% of the outstanding shares of the Trust or such Fund are represented at the meeting in person or by proxy.

As a matter of fundamental policy, each Fund may not:

(1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund’s assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money, enter into reverse repurchase agreements, and purchase when-issued securities, and except that it may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. The Equity, Income, Total Return Bond, High Yield and International Equity Funds will not purchase securities while borrowings exceed 5% of their respective total assets;

(2) underwrite securities issued by other persons except insofar as the Trust or a Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for a Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities);

(5) invest 25% or more of its assets in any one industry (excluding U.S. government securities); or

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

With respect to the Equity, Income, Total Return Bond, High Yield and International Equity Funds, none of the above-referenced fundamental investment restrictions shall prevent a Fund from investing all of its investable assets in an open-end management investment company with substantially the same investment objective and policies as the Fund.

Each Fund will not as a matter of operating policy:

(7) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(8) invest for the purpose of exercising control or management;

(9) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

(10) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(11) purchase or retain in the Fund’s portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(12) invest more than 5% of the Fund’s net assets in warrants (valued at the lower of cost or market);

(13) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Fund’s net assets (taken at market value); provided, however, that the value of the Fund’s short sales of securities (excluding U.S. government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund’s net assets or more than 2% of the securities of any class of any issuer; or

(14) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested.

With respect to the Equity, Mid Cap Value, International Equity, Total Return Bond and High Yield Funds, each Fund will not as a matter of operating policy:

(15) under normal circumstances, invest less than 80% of its net assets in the type of investment suggested by its name. In the event the Trustee’s vote to change this policy, shareholders will be provided with notice of such change at least 60 days prior to the effective date of such change to a Fund’s 80% investment policy.

As diversified portfolios, 75% of the assets of each Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, each Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. These are fundamental investment policies of each Fund which may not be changed without shareholder approval. For purposes of these policies and limitations, each Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund’s securities will not constitute a violation of such limitation. However, with respect to Investment Limitation No. 15, the limitation shall be measured at the time of the investment; provided that, if subsequent to the investment the requirement is not met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

INVESTMENT LIMITATIONS FOR THE

ENHANCED TAX MANAGED INTERNATIONAL

AND EQUITY INCOME FUNDS

The investment limitations enumerated in paragraphs (1) through (6) are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. The investment limitations enumerated in paragraphs (7) through (14) are matters of operating policy. Investment limitations which are “operating policies” with respect to a Fund may be changed by the Trust’s Board of Trustees without shareholder approval. As used herein, a “vote of the holders of a majority of the outstanding shares” of the Trust or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust or such Fund, or (b) 67% or more of the shares of the Trust or such Fund present at a meeting if more than 50% of the outstanding shares of the Trust or such Fund are represented at the meeting in person or by proxy.

As a matter of fundamental policy, each Fund may not:

(1) borrow money or mortgage or hypothecate assets of the Fund, except as a temporary measure for emergency purposes and in an amount not to exceed 1/3 of the current value of the Fund’s assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money, enter into reverse repurchase agreements, and purchase when-issued securities, and except that it may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. Each Fund will not purchase securities while borrowings exceed 5% of their respective total assets;

(2) underwrite securities issued by other persons except insofar as the Trust or a Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for a Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities);

(5) invest 25% or more of its assets in any one industry (excluding U.S. government securities); or

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

As diversified portfolios, 75% of the assets of each Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, each Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. These are fundamental investment policies of each Fund which may not be changed without shareholder approval. For purposes of these policies and limitations, each Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

None of the above-referenced fundamental investment restrictions shall prevent a Fund from investing all of its investable assets in an open-end management investment company with substantially the same investment objective and policies as the Fund.

Each Fund will not as a matter of operating policy:

(7) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(8) invest for the purpose of exercising control or management;

(9) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

(10) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(11) purchase or retain in the Fund’s portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(12) invest more than 5% of the Fund’s net assets in warrants (valued at the lower of cost or market);

(13) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Fund’s net assets (taken at market value); provided, however, that the value of the Fund’s short sales of securities (excluding U.S. government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund’s net assets or more than 2% of the securities of any class of any issuer; or

(14) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund’s securities will not constitute a violation of such limitation.

INVESTMENT LIMITATIONS FOR THE EQUITY CORE FUND

The investment limitations enumerated in paragraphs (1) through (6) are matters of fundamental policy. Fundamental investment limitations may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund’s outstanding shares. The investment limitations enumerated in paragraphs (7) through (14) are matters of operating policy. Investment limitations which are “operating policies” with respect to the Fund may be changed by the Trust’s Board of Trustees without shareholder approval. As used herein, a “vote of the holders of a majority of the outstanding shares” of the Trust or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust or the Fund, or (b) 67% or more of the shares of the Trust or the Fund present at a meeting if more than 50% of the outstanding shares of the Trust or the Fund are represented at the meeting in person or by proxy.

As a matter of fundamental policy, the Fund may not:

(1) borrow money or mortgage or hypothecate assets of the Fund, except from banks as a temporary measure for emergency purposes and in an amount not to exceed 1/3 of the current value of the Fund’s assets (including such borrowing) less liabilities (not including such borrowing), and except that the Fund may enter into reverse repurchase agreements and purchase when-issued securities. Notwithstanding the foregoing, the Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements or when-issued securities and may pledge its assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. Collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction. The Fund will not purchase securities while borrowings exceed 5% of their respective total assets;

(2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for the Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities);

(5) invest 25% or more of its assets in any one industry (excluding U.S. government securities); or

(6) issue any senior security (as that term is defined in the 1940 Act) except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing under the 1940 Act or the rules and regulations thereunder.

As diversified portfolios, 75% of the assets of the Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. These are fundamental investment policies of the Fund which may not be changed without shareholder approval.

None of the above-referenced fundamental investment restrictions shall prevent a Fund from investing all of its investable assets in an open-end management investment company with substantially the same investment objective and policies as the Fund.

The Fund will not as a matter of operating policy:

(7) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(8) invest for the purpose of exercising control or management;

(9) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

(10) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(11) purchase or retain in the Fund’s portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(12) invest more than 5% of the Fund’s net assets in warrants (valued at the lower of cost or market);

(13) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent 10% or more of the Fund’s net assets (taken at market value); provided, however, that the value of the Fund’s short sales of securities (excluding U.S. government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund’s net assets or more than 2% of the securities of any class of any issuer; or

(14) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund’s securities will not constitute a violation of such limitation. However, with respect to repurchase agreements, borrowings and illiquid securities, changes in the percentages of such securities after the time of investment will be continually monitored and assessed to ensure the Fund’s compliance with said limitations.

PORTFOLIO TRANSACTIONS

Subject to the general control of the Trust’s Board of Trustees, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of all portfolio securities of the Funds.

Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Each Fund may engage in short-term trading to achieve its investment objective(s). It is anticipated that the annual turnover rate for each Fund should not exceed 100%. Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Income Fund’s, Total Return Bond Fund’s and High Yield Fund’s turnover rates may remain higher than those of many other investment companies with similar investment objectives and policies; however, since brokerage commissions are not normally paid on instruments purchased by these Funds, portfolio turnover is not expected to have a material effect on the net asset value of either Fund. Each Fund’s portfolio turnover rate may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable a Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. Portfolio trading is engaged in for a Fund if the Adviser believes that a transaction net of costs (including custodian charges) will help achieve the Fund’s investment objective.

A Fund’s purchase and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Funds do not anticipate paying brokerage commissions in such transactions. Purchases and sales of the Income Fund’s, Total Return Bond Fund’s and High Yield Fund’s portfolio securities will usually be principal transactions without brokerage commissions. In certain foreign countries, debt securities in which the High Yield Fund may invest are traded on exchanges at fixed commission rates. Any transactions for which a Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and the asked price.

Allocations of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the investors in the applicable Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. In executing portfolio transactions for the Funds, the Adviser may use affiliated brokers in accordance with the requirements of the 1940 Act. The Adviser may also take into account the sale of Fund shares in allocating brokerage transactions.

The Advisory Agreements provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

In addition, the Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Trust’s Board of Trustees, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy. Such services might also include reports on global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships.

Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable by the Funds. Such information may be useful to the Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

During the fiscal year ended March 31, 2004, the Adviser directed Fund brokerage transactions to brokers because of research services provided. The amounts of such transactions and their related commissions were as follows:

Fund	Amount of Transactions	Related Commission
Equity Fund	$11,454,264	$12,012
International Equity Fund	$9,794,461	$17,580
Optimum Growth (Retail)	$32,513,183	$25,034
Mid Cap Value (Retail)	$36,649,087	$97,410
Equity Income Fund (Retail)	$79,803,657	$116,635

Investment decisions for a Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or any of its affiliates. If, however, a Fund and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the Adviser whose investment portfolios are managed internally, rather than by the Adviser, might seek to purchase or sell the same type of investments at the same time as a Fund. Such an event might also adversely affect that Fund.

For the fiscal years ended March 31, 2004, 2003 and 2002, the Funds paid brokerage commissions as follows:

	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Affiliated Persons	% of Total Commission Paid to UST Securities Corp.[1]	% of Total Amount of Transaction on which Commissions were Paid to UST Securities Corp.[1]
Fiscal year ended March 31, 2004:
Equity Fund	$72,606	$0	0	0
Mid Cap Value Fund	$269,025	$0	0	0
Optimum Growth Fund	$76,702	$0	0	0
International Equity Fund	$111,729	$0	0	0
Equity Income Fund	$148,232	$0	0	0

Fiscal year ended March 31, 2003:
Equity Fund	$76,320	$0	0	0
Mid Cap Value Fund	$295,743	$0	0	0
Optimum Growth Fund	$55,677	$0	0	0
International Equity Fund	$169,379	$0	0	0

	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Affiliated Persons	% of Total Commission Paid to UST Securities Corp.[1]	% of Total Amount of Transaction on which Commissions were Paid to UST Securities Corp.[1]
Fiscal year ended March 31, 2002:
Equity Fund	$109,854	$0	0	0
Mid Cap Value Fund	$143,175	$0	0	0
Optimum Growth Fund	$41,705	$0	0	0
International Equity Fund	$182,350	$0	0	0

[1]	UST Securities Corp. is an affiliate of the Adviser.

The Trust is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 2004, the following Funds held the following securities of the Trust’s regular brokers or dealers or their parents: Equity Fund: shares of common stock issued by Goldman, Sachs & Company with a principal amount of $2,495,000, shares of common stock issued by Lehman Brothers Inc. with a principal amount of $1,315,000 and shares of common stock of U.S. Bancorp Piper Jaffray Inc. with a principal amount of $1,099,000; Mid Cap Value Fund: shares of common stock issued by Lehman Brothers Inc. with a principal amount of $6,630,000; Optimum Growth Fund: shares of common stock issued by Lehman Brothers Inc. with a principal amount of $779,000; Income Fund: asset backed securities issued by Credit Suisse First Boston LLC with a principal amount of $3,032,000, asset backed securities issued by Morgan Stanley Dean Witter, Inc. with a principal amount of $2,824,000, asset backed securities issued by Merrill Lynch, Inc. with a principal amount of $2,707,000, asset backed securities issued by Salomon Smith Barney Inc. with a principal amount of 2,493,000, asset backed securities issued by J.P. Morgan Chase Bank with a principal amount of $1,509,000, asset backed securities issued by Goldman, Sachs & Company with a principal amount of $1,259,000, and asset backed securities issued by Lehman Brothers Inc. with a principal amount of $622,000; Total Return Bond Fund: corporate bonds issued by Salomon Smith Barney Inc. with a principal amount of $5,765,000, corporate bonds issued by Lehman Brothers, Inc. with a principal amount of $3,835,000, corporate bonds issued by J.P. Morgan Chase Bank with principal amounts of $1,931,000, corporate bonds issued by Goldman Sachs & Company with a principal amount of $1,659,000, and corporate bonds issued by Morgan Stanley Dean Witter, Inc. with a principal amount of $1,109,000; and Equity Income Fund: shares of common stock issued by U.S. Bancorp Piper Jaffray Inc. with a principal amount of $1,872,000 and shares of common stock issued by Morgan Stanley Dean Witter, Inc. with a principal amount of $1,820,000.

PORTFOLIO VALUATION AND DETERMINATION OF NET ASSET VALUE

The Trust determines the net asset value of the Institutional Shares and Retail Shares of a Fund each day the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). As a result, each Fund will normally determine its net asset value every weekday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Daily determinations of net asset value for each Fund are made at the close of regular trading hours on the NYSE, currently 4:00 p.m. (Eastern time), and are calculated separately for each class of Shares by dividing the total assets of a Fund that are allocated to a particular class of Shares less all of its liabilities charged to that class, by the total number of Shares of the class that are outstanding at the time the determination is made. As discussed below, purchases, exchanges and redemptions will be effected at the net asset value per share next computed after a request is received in good order.

Assets in the Funds which are traded on one or more stock exchanges (whether foreign or domestic) are valued at the last sale price on the securities exchange, except those listed on the National Associate of Securities Dealers Automated Quotation System (“NASDAQ”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or, in the event that the NOCP is unavailable, at the last sale price. Securities for which there were no sales are valued at the mean of the last bid and asked prices. Securities listed or traded on more than one exchange are valued at the quotation on the exchange determined to be the primary market for such security. Securities traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Option and futures contract listed for trading on a securities exchange or board of trade are valued at the last sales price quoted on the principal exchange or board of trade, or in the absence of a sale, the mean between the last bid and asked prices. Investments in debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. Gold and silver bullion if held by a fund will be valued at the last spot settlement price on the Commodity Exchange, Inc., and platinum and palladium bullion will be valued at the last spot settlement price or, if not available, the settlement price of the nearest contract month on the New York Mercantile Exchange.

Restricted securities and securities or other assets for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by the Trusts’s Board of Trustees. In addition, when an event subsequent to the time at which value of a security is established is likely to have changed such value, then the fair value of those securities will be determined by consideration of under the direction of the Board of Trustees. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by a Fund may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the shares may be significantly affected on days when investors can neither purchase nor redeem the Fund’s shares. The Trust’s administrators have undertaken to price the securities in the Funds’ portfolio, and may use one or more independent pricing services in connection with this service.

SEI and the adviser will use the following procedures to determine the fair value of securities subject to significant price changes or that are unpriced. If SEI and the Adviser agree that the quoted price of a security is suspect, the price of a security will be determined as follows: SEI will refer to at least two independent brokers from whom it will obtain a price for the security. SEI will average the two prices and inform the Adviser of the new price. That price will be used unless SEI and the Adviser believe it is suspect. In addition, securities for which market quotations are not readily available will be valued at their “fair value” by SEI. For this purpose, “fair value” shall mean a price which, considering the factors listed below and such other information as it believes relevant, SEI and the Adviser estimate it could receive in cash within 7 days were the securities to be sold. Such value will be cost if SEI and the Adviser determine such valuation is appropriate after considering the factors listed below. SEI and the Adviser shall monitor on a daily basis market changes that may affect such valuation. At the next regularly scheduled meeting of the full Board of Trustees each valuation will be ratified or amended as appropriate. The following are among the factors SEI and the Adviser shall consider when determining the “fair value” of a security for which market quotations are not readily available: (a) the fundamental analytical data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is purchased and sold; (c) special reports prepared by analysts; (d) information as to any transactions or offers with respect to the security; and (e) the price yield and extent of public or private trading in similar securities of the issuer or comparable companies, and other relevant matters. If, notwithstanding the foregoing procedure, SEI and the Adviser believe that the new price is suspect, or believe that a security priced at cost should be re-evaluated, the Adviser shall so inform the Trust’s Secretary and a meeting of the Trust’s Board of Trustees shall be called to determine what actions should be taken.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Distributor. Shares are continuously offered for sale by Edgewood Services, Inc. (the “Distributor”), a registered broker-dealer and the Trust’s sponsor and distributor. The Distributor is a wholly-owned subsidiary of Federated Investors, Inc. and is located at 5800 Corporate Drive, Pittsburgh, PA 15237-5829. The Distributor has agreed to devote its best efforts to effect the sale of Shares, but is not obligated to sell any certain number of Shares.

At various times the Distributor may implement programs under which a dealer’s sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds.

In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers’ assets in the Funds or for providing substantial marketing, sales and operational support. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and engineering computer software programs that emphasize the attributes of the Funds. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

Purchase of Shares

Retail Shares of the Funds are offered for sale at their net asset value per Share next computed after a purchase request is received in good order by the Trust’s transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing Shares in order to accommodate different types of investors.

Shares may be sold to customers (“Customers”) of financial institutions (“Shareholder Organizations”). Shares are also offered for sale directly to institutional investors or to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically “sweep” a Customer’s account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in Shares selected by the Customer. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

Institutional Shares of the Funds may be purchased directly only by qualified institutional investors (“Institutional Investors”). Institutional Investors include clients of United States Trust Company of New York and its affiliates and certain qualified retirement accounts (as discussed in the Prospectus). Retail Shares of the Mid Cap Value, Optimum Growth, High Yield, Enhanced Tax Managed International, Equity Income and Equity Core Funds may be purchased directly by individuals (“Direct Investors”) or by Institutional Investors (collectively with Direct Investors, “Investors”). Retail Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations that have entered into agreements with the Trust.

A Shareholder Organization may elect to hold of record Shares for its Customers and to record beneficial ownership of Shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization’s responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis, payment for such requests to Boston Financial Data Services, Inc. (“BFDS”), in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by BFDS to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers’ accounts of record with BFDS. In this event, even if the Shareholder Organization continues to place its Customers’ purchase (and redemption) requests with the Funds, BFDS will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. See “Shareholder Organizations.”

Redemption Procedures

Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in a Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations to transmit redemption requests to BFDS and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors must be transmitted to BFDS by telephone at (800) 446-1012 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Trust, although Shareholder Organizations may charge a Customer’s account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming Shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. In addition, certain redemptions of Shares of the International Equity Fund and Enhanced Tax Managed International Fund are subject to a 2.00% redemption fee. See the International Equity Fund’s and Enhanced Tax Managed International Fund’s Prospectuses for further details. Investors may redeem all or part of their Shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with BFDS).

As discussed in the Prospectuses, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by BFDS in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees (“Signature Guarantee Guidelines”). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program (“STAMP”) in order to be approved by BFDS pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from BFDS at (800) 446-1012 or P.O. Box 8529, Boston, MA 02266-8529.

BFDS may require additional supporting documents for redemptions. A redemption request will not be deemed to be properly received until BFDS receives all required documents in good order. Payment for Retail Shares redeemed will ordinarily be made by mail within five Business Days after receipt by BFDS of the redemption request in good order. Payment for Institutional Shares redeemed will normally be sent the next Business Day after receipt by BFDS of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to BFDS at (800) 881-9358 (from overseas, call (617) 483-7297).

Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem Shares by instructing BFDS by wire or telephone to wire the redemption proceeds directly to the Investor’s account at any commercial bank in the United States. Institutional Investors may also redeem Shares by instructing BFDS by telephone at (800) 881-9358 or by terminal access.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact BFDS by telephone, the Investor may also deliver the redemption request to BFDS in writing at the address noted above.

Other Redemption Information

Except as described in “Investor Programs” below, Investors may be required to redeem Shares in a Fund after 60 days’ written notice if due to Investor redemptions the balance in the particular account with respect to the Fund remains below $500. If a Customer has agreed with a particular Shareholder Organization to maintain a minimum balance in his or her account at the institution with respect to Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

The Trust may suspend the right of redemption or postpone the date of payment for Shares for more than 7 days during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of that Fund’s portfolio securities.

The Trust reserves the right to honor any request for redemption or repurchase of a Fund’s Shares by making payment in whole or in part in securities chosen by the Trust and valued in the same way as they would be valued for purposes of computing a Fund’s net asset value (a “redemption in kind”). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash.

Under certain circumstances, the Trust may, in its discretion, accept securities as payment for Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.

INVESTOR PROGRAMS

Systematic Withdrawal Plan

An Investor who owns Retail Shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

(1)	A fixed-dollar withdrawal;

(2)	A fixed-share withdrawal;

(3)	A fixed-percentage withdrawal (based on the current value of the account); or

(4)	A declining-balance withdrawal.

Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for Retail Shares with BFDS. Under this Plan, dividends and distributions are automatically reinvested in additional Retail Shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of Retail Shares, and there will be a reduction of the shareholder’s equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the Retail Shares and the appreciation of the Investor’s investment in the Fund. This in turn may result in a complete depletion of the shareholder’s investment. An Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege

Investors and Customers of Shareholder Organizations may exchange Retail Shares having a value of at least $500 for Retail Shares of certain portfolios of the Trust or for Shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc. Institutional Shares may be exchanged for Institutional Shares of certain portfolios of the Trust or Excelsior Funds, Inc. An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

Shares may be exchanged by telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Trust. However, certain exchanges are subject to a 2.00% redemption fee. See “Redemption Procedures.” In order to protect other Shareholders, exchanges may be limited if it is in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder’s right to redeem shares. Rather, the limitation is intended to curb short-term trading. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange.

Retirement Plans

Shares are available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York (“U.S. Trust New York”):

•	IRAs (including “rollovers” from existing retirement plans) for individuals and their spouses;

•	Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

•	Keogh Plans for self-employed individuals.

Investors investing in the Funds pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 483-7297). Customers of Shareholder Organizations may purchase Shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

Additional Information

Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.

RULE 12b-1 DISTRIBUTION PLAN

Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a Distribution Plan (the “Distribution Plan”) which permits the Retail Shares to bear certain expenses in connection with the distribution of such Shares. As required by Rule 12b-1, the Funds’ Distribution Plan and related distribution agreement have been approved, and are subject to annual approval, by a majority of the Trust’s Board of Trustees, and by a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Distribution Plan or any agreement relating to the Distribution Plan, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan and related agreement. Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in the Funds’ case, the Distributor) provide for the Trustees’ review of quarterly reports on the amounts expended and the purposes for the expenditures.

Under the Distribution Plan, the Retail Shares may compensate the Distributor monthly for its services which are intended to result in the sale of Retail Shares. The compensation may not exceed the annual rate of 0.25% of the average daily net asset value of each Fund’s outstanding Retail Shares. The Distributor may also use the distribution fees to defray direct and indirect marketing expenses such as: (i) the expense of preparing, printing and distributing promotional materials and prospectuses (other than prospectuses used for regulatory purposes or for distribution to existing shareholders); (ii) the expense of other advertising via radio, television or other print or electronic media; and (iii) the expense of payments to financial institutions (“Distribution Organizations”) for distribution assistance (including sales incentives).

Payments under the Distribution Plan are not tied directly to out-of-pocket expenses and therefore may be used by the Distributor as it chooses (for example, to defray its overhead expenses).

Any material amendment to the Trust’s arrangements with Distribution Organizations must be approved by a majority of the Trust’s Board of Trustees (including a majority of the disinterested Trustees). Any change in the Distribution Plan that would materially increase the distribution expenses of Retail Shares requires approval by holders of those Shares, but otherwise, the Distribution Plan may be amended by the Trustees, including a majority of the disinterested Trustees. So long as the Distribution Plan is in effect, the selection and nomination of the members of the Trust’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such non-interested Trustees.

The Distribution Plan will continue in effect for successive one year periods, provided that such continuance is specifically approved by the vote of a majority of the Trustees who are not parties to the Distribution Plan or interested persons of any such party and who have no direct or indirect financial interest in the Distribution Plan or any related agreement and the vote of a majority of the entire Board of Trustees. The Distribution Plan and related agreement may be terminated as to a particular Fund by a vote of a majority of the Trust’s disinterested Trustees or by vote of the holders of a majority of the Retail Shares of the Fund.

No amounts were paid pursuant to the Distribution Plan during the fiscal year ended March 31, 2004.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees. The Trustees and executive officers of the Trust, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. Currently, James Bailey is the only trustee deemed to be an “interested person” of the Trust as defined in the 1940 Act.

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
DIRECTORS

INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Age: 73	Trustee/ Chairman of the Board	Since 1997	Retired. Chairman of the Boards and Director (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Fund and Excelsior Tax-Exempt Fund; Chairman of the Board and Trustee (since 1997), President and Treasurer (from 1995 to February 2002) of Excelsior Funds Trust;	32	None.

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
			Vice Chairman of U.S. Trust Corporation and U.S. Trust Company of New York (from February 1990 until September 1995); and Chairman, U.S. Trust Company (from March 1993 to May 1997).

Rodman L. Drake Age: 61	Trustee	Since 1994	Director of Excelsior Fund and Excelsior Tax-Exempt Fund (since 1996); Trustee of Excelsior Funds Trust (since 1994); Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001); President, Mandrake Group (investment and consulting firm) (1994-1997).	32	Director, Parsons Brinkerhoff, Inc. (engineering firm) (since 1995); Director, Clean Fuels Technology Corp. (since 1998); Director and Chairman, Hyperion Total Return Fund, Inc., Hyperion Strategic Mortgage Fund Inc., and Hyperion 2005 Term Trust Inc. (since 1991); Director, Animal Medical Center of New York (non-profit) (since 2002); Director, Jackson Hewitt Inc. (from June 2004-present).

Mel Hall 316 Chesapeake Drive Great Falls, VA 22066 Age: 59	Trustee	Since 2000	Director of Excelsior Fund and Excelsior Tax-Exempt Fund (since July 2000); Trustee of Excelsior Funds Trust (since July 2000); Chief Executive Officer, Comprehensive Health Services, Inc. (health care management and administration) (since 1991).	32	Chairman, Comprehensive Health Services, Inc. (since 1991).

Roger M. Lynch 40 Gem Island Drive Johns Island Club Vero Beach, FL 32963 Age: 64	Trustee	Since 2001	Retired. Director of Excelsior Fund and Excelsior Tax-Exempt Fund and Trustee of Excelsior Funds Trust (since September 2001); President, Corporate Asset Funding Co., Inc. (asset securitization (from 1987 to 1999); General Partner (from 1980 to 1986) and Limited Partner (from 1986 to 1999), Goldman Sachs & Co.; Chairman, Goldman Sachs Money Markets, Inc. (from 1982 to 1986).	32	Trustee, Fairfield University (since 1996); Director, SLD Commodities, Inc. (importer of nuts) (since 1991).

Jonathan Piel Age: 65	Trustee	Since 1994	Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust (since 1994); Retired, 1994 as The Editor, Scientific American and Vice President, Scientific American, Inc.	32	Director, Stone Age Foundation; and Master of Professional Studies, Interactive Telecommunications Program, Tisch School of the Arts, New York University; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (since 2004).

INTERESTED BOARD MEMBER(5)
James L. Bailey 114 West 47th Street New York, NY 10036	Trustee	Since February	Executive Vice President, U.S. Trust Corporation and U.S. Trust New York (since January 2003); President, Excelsior Fund, Excelsior Tax-Exempt Funds, Inc. and	32	N/A

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
Age: 59		2004	Excelsior Funds Trust (from May 2003 to July 2004); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (1992 to August 2000).

OFFICERS
Mary Martinez 114 West 47th Street New York, NY 10036 Age: 44	President	Since February 2004	Managing Director U.S. Trust Company and Chief Operating Officer of Investment Products (since 2003); President, Excelsior Fund, Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (since July 2004); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (1998 to 2003).	N/A	N/A

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Age: 43	Vice President	Since February 2004	Managing Director U.S. Trust Company (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (1998 to 2002); Chief Investment Officer, Partners Healthcare System (affiliate of Harvard Medical School) (from 1994 to 1997).	N/A	N/A

Agnes Mullady 225 High Ridge Road Stamford, CT 06905 Age: 45	Treasurer/Chief Financial and Chief Accounting Officer	Since February 2004	Senior Vice President, U.S. Trust Company (since 2004); Chief Financial Officer, AMIC Distribution Partners (2002 to 2004); Controller Reserve Management Corporation, Reserve Management Company, Inc. and Reserve Partners, Inc. (2000 to 2002); Vice President and Treasurer, Northstar Funds; Senior Vice President and Chief Financial Officer, Northstar Investment Management Corp.; President and Treasurer, Northstar Administrators Corp.; and Vice President and Treasurer, Northstar Distributors, Inc. (1993 to 2000).	N/A	N/A

Frank Bruno 225 High Ridge Road Stamford, CT 06905 Age: 44	Vice President and Assistant Treasurer	Since 2001	Vice President, U.S. Trust Company, N.A. (since 1994); Vice President and Assistant Treasurer, Excelsior Fund, Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (since February 2001).	N/A	N/A

Joseph Leung 225 High Ridge Road Stamford, CT 06905 Age: 38	Vice President and Assistant Treasurer	Since May 2003	Vice President, U.S. Trust Company, N.A. (since March 2003); Vice President and Assistant Treasurer, Excelsior Fund, Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (since May 2003); Vice President of Merrill Lynch & Co. (from 2000 to 2002); Treasurer, Vice President and Chief Accounting Officer of Midas Funds, Bexil Fund, Tuxis Fund, Global Income Fund and Winmill & Co. Incorporated (from 1995 to 2000).	N/A	N/A

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
Alexandra Poe 114 West 47th Street New York, NY 10036 Age: 43	Secretary and Chief Legal Officer	Since May 2004	Senior Vice President and Assistant, General Counsel, U.S. Trust (since May 2004); Chief Legal Officer for Managed Accounts and Alternative Investment Strategies, Prudential Investment, (from 2001 to 2004); Senior Vice, President and General Counsel, US Investment Management and Global Hedge Funds and President of the Schroder Mutual Funds, Schroders (from 1996 to 2001).	N/A	N/A

Lee Wilcox One Freedom Valley Drive P.O. Box 1100 Oaks, PA 19456 Age: 42	Assistant Treasurer	Since June 2002	Employed by SEI Investments since June 2002. Director of Fund Accounting, SEI Investments since June 2002. Senior Operations Manager of Deutsche Bank Global Fund Services (2000-2002), PricewaterhouseCoopers LLP (1995-2000), United States Army (1982-1992).	N/A	N/A

Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 Age: 36	Assistant Treasurer	Since 2001	Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of SEI Investments since December 1999. Associate at Dechert, Price & Rhoads (1997-1999). Associate at Richter, Miller and Finn (1993-1997).	N/A	N/A

Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Age:	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, U.S. Trust Company, N.A. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (from 1999 to 2001)	N/A	N/A

(1)	Each independent trustee may be contacted by writing to Excelsior Funds Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456.
(2)	Each trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company’s by-laws.
(3)	The Excelsior Funds Complex consists of all registered investment companies (Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of July 29, 2004, the Excelsior Funds Complex consisted of 32 Funds.
(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Trust is defined in the 1940 Act. Mr. Bailey is considered an “interested person” because of his affiliation with the Adviser.

The Board has an Audit Committee that meets annually to review the Trust’s financial statements with the independent accountants and to report on its findings to the Board. The members of the Committee are Frederick S. Wonham, Rodman L. Drake, Mel Hall, Roger M. Lynch and Jonathan Piel. The Committee met one time during the fiscal year ended March 31, 2004.

The Trust’s Board has a Nominating Committee consisting of Messrs. Drake and Piel. The Nominating Committee is responsible for considering candidates for election to the Trust’s Board in the event a position is vacated or created. The Nominating Committee met one time during the Trust’s fiscal year ended March 31, 2004. The Nominating Committee will consider nominees recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust.

Effective July 31, 2004, each disinterested trustee receives an annual fee of $100,000. The Chairman of the Board receives an additional $30,000, the Chairman of the Audit Committee receives an additional $15,000 and the Chairman of the Nominating Committee receives an additional $5,000 for serving in those capacities. Prior to July 31, 2004, each trustee received an annual fee of $15,000 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $6,000 from Excelsior Funds Trust plus a per-Company meeting fee of $2,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $1,000 from Excelsior Funds Trust for each meeting attended and was reimbursed for expenses incurred in attending meetings. The Chairman of the Board was entitled to receive an additional annual fee of $7,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $5,000 from Excelsior Funds Trust. In addition, Messrs. Drake and Piel each received $1,000 per annum from each of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for their services on the Nominating Committee. The Trustees may hold various other directorships unrelated to the Funds. The employees of U.S. Trust Company, N.A. and SEI do not receive any compensation from the Trust for acting as officers of the Trust.

The following table summarizes the dollar range of shares beneficially owned by each director/trustee in the Fund Complex as of December 31, 2003.1

Name of Director	Dollar Range of Equity Securities in each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director or Nominee in Family of Investment Companies

Disinterested Trustees

Frederick S. Wonham	Mid Cap Value Fund High Yield Fund	over $100,000 over $100,000	over $100,000

Rodman L. Drake	None		$1 – 10,000

Morrill Melton Hall, Jr.	Mid Cap Value Fund	$1 – 10,000	$10,000 – 50,000

1 Fund Complex Means the Trust, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.

Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Roger M. Lynch	None	None
Jonathan Piel	None	None
Interested Trustee
James L. Bailey	None	over $100,000

As of July 29, 2003, the Trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of each Fund, and less than 1% of the outstanding shares of all Funds in the aggregate.

The following chart provides certain information about fees received by the Trustees in the most recently completed fiscal year.

	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex* Paid to Trustees
Frederick S. Wonham	$15,500	None	None	$80,500	(3)**
Rodman L. Drake	$13,500	None	None	$73,000	(3)**
Jonathan Piel	$12,000	None	None	$69,500	(3)**
Mel Hall	$11,000	None	None	$69,500	(3)**
Roger M. Lynch	$13,000	None	None	$70,500	(3)**
James L. Bailey	$0	None	None	$0	(3)**

* The “Fund Complex” consists of the Trust, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.

** Number of investment companies in the Fund Complex for which trustee served as director or trustee.

The Trust Instrument of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Investment Advisory Services

United States Trust Company of New York and U.S. Trust Company, N.A. (together, “U.S. Trust” or the “Adviser”) serve as co-investment advisers to the Funds, subject to the general supervision and guidance of the Board of Trustees of the Trust. United States Trust Company of New York and U.S. Trust Company, N.A. provide investment advisory services through their respective registered investment advisory divisions, U.S. Trust – New York Fund Advisors Division and U.S. Trust Company, N.A. Asset Management Division. In the Trust’s Investment Advisory Agreements (the “Advisory Agreements”), the Adviser has agreed to provide the services in the Prospectuses.

The Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser, most recently approved the Advisory Agreement for the Equity, Mid Cap Value, Optimum Growth, Income, Total Return Bond and High Yield Funds and the Advisory Agreement for the International Equity Fund for an additional one-year period on July 30, 2004. Amendment No. 2 to the multi fund Advisory Agreement to include the Enhanced Tax Managed International and Equity Income Funds was approved by the Board on July 31, 2003, and Amendment No. 3 to the multi fund Advisory Agreement to include the Equity Core Fund was approved by the Board on November 14, 2003. The Enhanced Tax Managed International, Equity Income and Equity Core Funds were approved for an initial term of two years.

At a meeting held on July 30, 2004, the Trust’s Investment Advisory Agreements with the Adviser were approved by the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of any party thereto. In connection with such approvals, the trustees considered, with the assistance of independent counsel, their legal responsibilities.

The trustees reviewed the written and oral presentations provided by the Adviser in connection with the trustees’ consideration of the renewal of the Investment Advisory Agreements. The written materials included a Lipper report comparing: (i) the performance of each Fund to the performance of the applicable Lipper universe (both by rank and quintile); (ii) the contractual and actual management fee for each Fund with that of funds with the same investment classification; (iii) the expenses for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets); and (iv) expense ratio components (i.e. contractual management fees and actual management fees, administrator fees, Rule 12b-1 fees and shareholder servicing fees) for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets).

Following the Adviser’s presentations, the disinterested trustees met separately to evaluate the proposed renewal of the Investment Advisory Agreements. The trustees considered the scope and quality of services provided by the Adviser, including the personnel who would be responsible for providing services to the Trust, and the Adviser’s reputation and long-standing relationship with the Trust. They also considered the performance history of the Trust’s Funds and of the Adviser. The trustees reviewed the Funds’ contractual advisory fee rates; the contractual fee waivers and expense reimbursements to which the Adviser had agreed; and the Funds’ respective operating expense ratios. In addition, the trustees reviewed and considered a profitability report of the services the Adviser provided to the Trust on a Fund-by-Fund basis, and its expenses in providing such services; the brokerage and research services received in connection with the placement of brokerage transactions for the Funds; and the Funds’ asset levels and possible economies of scale.

After discussion, the Board of Trustees concluded that the Adviser had the capabilities, resources and personnel necessary to continue to manage the Trust. The Board of Trustees also concluded that based on the services that the Adviser would provide to the Trust under the Investment Advisory Agreements and the expenses incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of the Funds to continue the Investment Advisory Agreements with the Adviser for an additional one-year period.

With respect to the Enhanced Tax Managed International, Equity Income and Equity Core Funds (the “New Funds”), the Board, among other things: (i) considered the scope and quality of services to be provided by U.S. Trust, and particularly the personnel who would be responsible for providing services to the New Funds; (ii) focused on U.S. Trust’s reputation and long-standing relationship with the Trust; (iii) discussed U.S. Trust’s performance history, as well as its effectiveness in monitoring the Trust’s portfolios to assure that they would be in compliance with their stated investment policies and restrictions, and to assure that they would be in compliance with the requirements of the 1940 Act and related securities regulations; (iv) reviewed financial data on U.S. Trust and discussed U.S. Trust’s profitability; (v) discussed and reviewed the Lipper comparative material with respect to the proposed advisory fees and expense ratios of the New Funds, which it noted would be substantially below the Lipper averages for similar funds; (vi) discussed U.S. Trust’s practices regarding the selection and compensation of brokers and dealers that would execute portfolio transactions for the New Funds, and the brokers’ and dealers’ provision of brokerage and research services to U.S. Trust (including transactions processed through affiliates of U.S. Trust); and (vii) discussed compensation payable by the New Funds to U.S. Trust for providing administrative and shareholder services.

Each Advisory Agreement will continue in effect with respect to each Fund as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a majority vote of the shareholders in the applicable Fund and, in either case, by a majority of the Trustees of the Trust who are not parties to the Advisory Agreements or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreements. Each investment adviser and administrator has agreed to waive certain fees.

Each Advisory Agreement provides that the Adviser may render services to others, and each Advisory Agreement is terminable by the Trust without penalty on not more than 60 days’ nor less than 30 days’ written notice when authorized either by majority vote of the Fund or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than 60 days’ nor less than 30 days’ written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment, or for any act or omission in the execution of security transactions for a Fund, except that the Adviser shall be jointly, but not severally, liable for willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations and duties under the Advisory Agreements.

U.S. Trust Corporation is a wholly-owned subsidiary of Schwab. Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firm and the nation’s largest electronic brokerage firm, in each case measured by customer assets. At June 30, 2004, Schwab served 7.5 million active accounts with $996.3 billion in customer assets.

For the services provided and expenses assumed pursuant to the Advisory Agreements, the Adviser is entitled to be paid a fee computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of each of the Equity, Mid Cap Value, Optimum Growth, Income, Total Return Bond and Enhanced Tax Managed International Funds, 0.75% of the average daily net assets of each of the Equity Income and Equity Core Funds, 0.80% of the average daily net assets of the High Yield Fund and 1.00% of the average daily net assets of the International Equity Fund.

The Adviser has contractually agreed to waive all or a portion of the advisory fees payable to it by each Fund to keep such Fund’s net annual operating expenses from exceeding the percentage stated in the “Annual Fund Operating Expenses” section of the Fund’s prospectus. The waiver may not be terminated before March 31, 2005.

Prior to May 31, 2000, U.S. Trust served as investment adviser to the Equity, Income, Total Return Bond, Mid Cap Value and Optimum Growth Funds pursuant to an advisory agreement substantially similar to the Advisory Agreement currently in effect for such Funds.

For the fiscal years ended March 31, 2004, 2003 and 2002, the Trust paid the Adviser fees for advisory services as follows:

	Fiscal Year Ended March 31, 2004		Fiscal Year Ended March 31, 2003	Fiscal Year Ended March 31, 2002
Equity Fund	$362,768		$410,943	$565,216
Mid Cap Value Fund	$1,029,140		$509,573	$355,380
Optimum Growth Fund	$158,288		$160,739	$212,538
Income Fund	$378,781		$352,823	$336,739
Total Return Bond Fund	$607,040		$951,910	$956,717
International Equity Fund	$184,231		$227,578	$334,339
High Yield Fund	$1,072,834		$1,051,727	$721,840
Enh Tax Mngd Int’l Fund	N/A		N/A	N/A
Equity Income Fund	$170,533		N/A	N/A
Equity Core Fund	N/A	*	N/A	N/A

For the fiscal years ended March 31, 2004, 2003 and 2002, the Adviser’s waivers reduced advisory fees as follows:

	Fiscal Year Ended March 31, 2004		Fiscal Year Ended March 31, 2003	Fiscal Year Ended March 31, 2002
Equity Fund	$111,513		$86,921	$179,129
Mid Cap Value Fund	$307,417		$124,764	$63,959
Optimum Growth Fund	$79,215		$20,779	$115,808
Income Fund	$445,203		$306,337	$369,291
Total Return Bond Fund	$708,689		$818,188	$1,015,492
International Equity Fund	$178,682		$158,590	$268,394
High Yield Fund	$382,606		$460,411	$411,578
Enh Tax Mngd Int’l Fund	N/A		N/A	N/A
Equity Income Fund	$20,904		N/A	N/A
Equity Core Fund	N/A	*	N/A	N/A

Administrators

SEI, Federated Services Company (an affiliate of the Distributor) and U.S. Trust Company, N.A. (together, the “Administrators”) serve as the Trust’s administrators and provide the Funds with general administrative and operational assistance. SEI serves as one of the Company’s Administrators pursuant to an Accounting and Administration Agreement dated June 4, 2001 (the “Administration Agreement”). Under the Administration Agreement, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Funds, and to compute the net asset values, net income and realized capital gains or losses, if any, of the Funds. The Administrators prepare semiannual reports to the SEC, prepare federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Funds’ financial accounts and records, and generally assist in the Funds’ operations.

The Administrators also provide administrative services to the investment portfolios of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., which are also advised by U.S. Trust and its affiliates and distributed by the Distributor. For services provided to all of the investment portfolios of the Trust, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., the Administrators are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies as follows:

*	Commenced operations March 31, 2004.

Combined Aggregate Average Daily Net Assets

of the Trust, Excelsior Funds, Inc. and

Excelsior Tax-Exempt Funds, Inc.

For all Portfolios (excluding the international portfolios of the Trust and Excelsior Funds, Inc.)	Annual Fee
First $200 million	0.200%
Next $200 million	0.175%
Over $400 million	0.150%

International Portfolios of the Trust and Excelsior Funds, Inc.
All Assets	0.200%

Administration fees payable to the Administrators by each portfolio of the Trust, Excelsior Funds, Inc., and Excelsior Tax-Exempt Funds, Inc. are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by a Fund, which waivers may be terminated at any time.

For the fiscal years ended March 31, 2004, 2003 and 2002, the Funds paid the following administration fees:

	Fiscal Year Ended March 31, 2004		Fiscal Year Ended March 31, 2003	Fiscal Year Ended March 31, 2002
Equity Fund	$81,206		$81,353	$138,046
Mid Cap Value Fund	$115,247		$127,623	$75,811
Optimum Growth Fund	$38,632		$12,975	$61,133
Income Fund	$141,073		$120,393	$129,595
Total Return Bond Fund	$225,281		$306,361	$362,557
International Equity Fund	$58,066		$35,428	$102,058
High Yield Fund	$87,775		$230,110	$158,642
Enh Tax Mngd Int’l Fund	N/A		N/A	N/A
Equity Income Fund	$28,419		N/A	N/A
Equity Core Fund	N/A	*	N/A	N/A

*	Commenced operations March 31, 2004.

For the fiscal years ended March 31, 2004, 2003 and 2002, the Administrators waived the following administration fees:

	Fiscal Year Ended March 31, 2004		Fiscal Year Ended March 31, 2003	Fiscal Year Ended March 31, 2002
Equity Fund	$29,187		$34,447	$35,783
Mid Cap Value Fund	$195,866		$48,879	$22,250
Optimum Growth Fund	$16,650		$14,475	$15,868
Income Fund	$50,707		$44,790	$35,524
Total Return Bond Fund	$80,968		$117,095	$98,638
International Equity Fund	$14,517		$16,782	$18,489
High Yield Fund	$187,522		$79,760	$50,331
Enh Tax Mngd Int’l Fund	N/A		N/A	N/A
Equity Income Fund	$10,210		N/A	N/A
Equity Core Fund	N/A	*	N/A	N/A

Shareholder Organizations

The Trust has entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for a Fund’s payment of not more than the annual rate of 0.25% of the average daily net assets of the Fund’s Shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of Shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; (d) providing periodic statements showing a Customer’s account balances and confirmations of transactions by the Customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Trust to Customers; and (g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer’s investment.

The Trust’s agreements with Shareholder Organizations are governed by an Administrative Services Plan (the “Plan”) adopted by the Trust. Pursuant to the Plan, the Trust’s Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust’s agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of the Trust’s Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and have no direct or indirect financial interest in such arrangements (the “Disinterested Trustees”).

*	Commenced operations March 31, 2004.

Any material amendment to the Trust’s arrangements with Shareholder Organizations must be approved by a majority of the Trust’s Board of Trustees (including a majority of the Disinterested Trustees). So long as the Trust’s arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Trust’s Board of Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) will be committed to the discretion of such Disinterested Trustees.

For the fiscal year ended March 31, 2004, the Trust made payments to Shareholders Organizations in the following amounts:

	Total Paid		Amounts Paid to Affiliates of U.S. Trust
Equity Fund	$52		$0
Mid Cap Value Fund	$513,201		$214,018
Optimum Growth Fund	$36,485		$27,651
Income Fund	$386		$0
Total Return Bond Fund	$20,563		$0
International Equity Fund	$13		$0
High Yield Fund	$514,776		$160,269
Enh Tax Mngd Int’l Fund	N/A		N/A
Equity Income Fund	$864		$0
Equity Core Fund	N/A	*	N/A

Expenses

The expenses of the Trust include the compensation of its Trustees who are not affiliated with the Adviser; governmental fees; interest charges; taxes; fees and expenses of the Adviser and Administrators, of independent registered public accounting firm, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, Shares of each Fund.

Expenses of the Trust also include expenses of distributing and redeeming Shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental offices and commissions; expenses of shareholder and Trustee meetings; expenses relating to the issuance, registration and qualification of Shares of each Fund and the preparation, printing and mailing of prospectuses for such purposes; and membership dues in the Investment Company Institute allocable to the Trust.

Transfer Agent and Custodian

J.P. Morgan Chase Bank (“J.P. Morgan Chase”), a wholly-owned subsidiary of J.P. Morgan Chase & Co., Inc., serves as custodian of the Funds’ assets. Under the Custodian

* Commenced operations March 31, 2004.

Agreement, J.P. Morgan Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds’ portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and (vi) make periodic reports to the Trust’s Board of Trustees concerning the Funds’ operations. J.P. Morgan Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that J.P. Morgan Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation. Communications to the custodian should be directed to J.P. Morgan Chase, Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245.

State Street Bank and Trust Company (“State Street”) serves as transfer agent for the Funds pursuant to a Transfer Agency and Service Agreement. Under this Agreement, State Street has agreed to perform the following functions, among others: (i) issue and redeem Shares of the Funds; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for their meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Trust’s Board of Trustees concerning the Funds’ operations. For its transfer agency and dividend disbursement services, State Street is entitled to receive an annual fee of $12.50 per Network Account, $17.50 per Direct Account and $2.40 per Closed Account. In addition, State Street is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

State Street may, at its own expense, delegate its transfer agency obligations to BFDS or an affiliate registered as a transfer agent under applicable law, provided that State Street shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency and Service Agreement, notwithstanding any such delegation. Pursuant to this provision in the agreement, State Street has delegated its transfer agency obligations to BFDS. For those services provided by it, BFDS is entitled to receive the same schedule of fees as State Street. Communications to the transfer agent should be directed to Excelsior Funds, c/o BFDS, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184).

Prior to September 24, 2001, Chase Global Funds Services Company served as the Trust’s transfer agent pursuant to a transfer agency agreement substantially similar to the Transfer Agency and Service Agreement currently in effect for the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, 200 Clarendon Street, Boston, MA 02116, serve as auditors of the Trust. The Funds’ Financial Highlights included in the Prospectuses and the financial statements for the fiscal year ended March 31, 2004 incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their reports thereon which appear therein.

COUNSEL

Legal matters in connection with the issuance of shares of stock of the Funds are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022.

TAXATION

The following supplements the tax information contained in the Prospectus.

For federal income tax purposes, each series of the Trust is treated as a separate corporate entity and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, such Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as dividend income to shareholders to the extent of the Fund’s current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. To the extent the Fund’s distributions are attributable to dividends it receives from REITs, such distributions may be taxable to shareholders as ordinary income rather than the lower rates applicable to dividend income. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute currently an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury as backup withholding 28% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are “exempt recipients.” Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if appropriate documentation is provided.

Any investment by a Fund in zero coupon bonds, certain securities purchased at a market discount, and similar instruments will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

While certain of the Funds might invest in municipal securities, the interest on which might otherwise be exempt from tax, it is generally not expected that any Fund will satisfy the requirements under the Code to pass-through such exempt income to shareholders as tax-exempt dividends.

Any Fund’s transactions in options, futures contracts, and forward currency exchange contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. In addition, foreign exchange gains or losses realized by any Fund will generally be treated as ordinary income or loss by the Fund. Investment by a Fund in certain “passive foreign investment companies” (“PFICs”) may also have to be limited in order to avoid a tax on the Fund. Such a Fund may elect (if such election is available) to mark to market any investments in “passive foreign investment companies” on the last day of each year. This election may cause a Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by the International Equity Fund and investments in PFICs are complex and in some cases uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to Shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

If the International Equity Fund or the Enhanced Tax Managed Fund holds more than 50% of their assets in foreign stock and securities at the close of their taxable years, the Funds may elect to “pass through” to their shareholders foreign income taxes paid. If the Funds so elect, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Funds as part of the amounts distributed to them by the Funds and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the International Equity Fund or the Enhanced Tax Managed Fund do not qualify or elect to pass through to the their shareholders foreign income taxes paid, shareholders will not be able to claim any deduction or credit for any part of the foreign income taxes paid by the Funds.

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.

DESCRIPTION OF THE TRUST

The Trust’s Trust Instrument permits the Trustees of the Trust to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each class of each Fund and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in each Fund. The Trust reserves the right to create and issue any number of series or classes; investments in each series participate equally in the earnings, dividends and assets of the particular series only and no other series. Currently, the Trust has ten active series, although additional series may be established from time to time.

The shares of the Mid Cap Value, High Yield, Optimum Growth, Enhanced Tax Managed International and Equity Core Funds are classified into two separate classes of shares representing Retail Shares and Institutional Shares. The Equity Income Fund only offers Retail Shares. Retail Shares have different expenses than Institutional Shares which may affect performance.

Each share (irrespective of class designation) of a Fund represents an interest in that Fund that is proportionate with the interest represented by each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and nonassessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote and will vote in the aggregate and not by class or series, except as otherwise expressly required by law. Separate votes, however, are taken by each class or series on matters affecting an individual class or series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Shareholders of all series of the Trust will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series of the Trust could control the outcome of these votes.

The Trust is not required to and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of shareholders when in the judgment of the Board of Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more Trustees of the Trust at a shareholders meeting by a vote of two-thirds of the outstanding shares of the Trust. Shareholders also have the right to remove one or more Trustees of the Trust without a meeting by a declaration in writing by a majority of the shareholders. Upon liquidation or dissolution of a Fund, shareholders would be entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The assets of the Trust received for the issue or sale of the shares of each class of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such class and series and constitute the underlying assets of such class and series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given class or series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

The Trustees may amend the Trust Instrument without shareholder approval, except shareholder approval is required for any amendment (a) which affects the voting rights of shareholders under the Trust Instrument, (b) which affects shareholders’ rights to approve certain amendments to the Trust Instrument, (c) required to be approved by shareholders by law or the Registration Statement, or (d) submitted to shareholders for their approval by the Trustees in their discretion. Pursuant to Delaware business trust law and the Trust Instrument, the Trustees may, without shareholder approval, (i) cause the Trust to merge or consolidate with one or more entities, if the surviving or resulting entity is the Trust or another open-end management investment company registered under the 1940 Act, or a series thereof, that will succeed to or assume the Trust’s registration under the 1940 Act, or (ii) cause the Trust to incorporate under the laws of the State of Delaware.

The Trust Instrument provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation on personal liability which is extended to shareholders of private for profit corporations organized under the General Corporation Law of the State of Delaware. However,

the courts of other states may not apply Delaware law and shareholders may, under certain circumstances be held personally liable for the obligations of the Trust. The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or on behalf of the Trust and each Fund, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and each Fund, their shareholders, Trustees, officers, employees and agents, covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law did not apply, inadequate insurance existed and a Fund itself was unable to meet its obligations.

PROXY VOTING PROCEDURES

The Board of Trustees has delegated the responsibility to vote proxies to the Adviser, subject to the Board’s oversight. The Adviser’s policies, which follow, are reviewed periodically, and, accordingly, are subject to change.

U.S. Trust often has authority to vote proxies for shareholders with accounts managed by the firm. As an investment adviser, U.S. Trust has a fiduciary duty to act solely in the best interests of its clients when exercising this authority. U.S. Trust recognizes that in those cases where it has voting authority, it must vote client securities in a timely manner and make voting decisions that are in the best interests of its clients.

To fulfill this responsibility, U.S. Trust has established a Proxy Committee. The Proxy Committee is responsible for establishing and implementing proxy voting policies and procedures and for monitoring those policies and procedures. Appendix C and Appendix D set forth the Proxy Committee’s current policies with respect to how U.S. Trust will vote with regard to specified matters which may arise from time to time. These voting policies are based entirely upon considerations of investment value and the financial interests of our clients.

From time to time, U. S. Trust may experience potential conflicts of interest when voting a proxy for an issuer with whom U.S. Trust may have a relationship that might affect the manner in which we vote the issuer’s proxy. The Proxy Committee has developed conflicts procedures governing these situations which are set forth in detail in Appendix E.

The Proxy Committee has established the following voting guidelines. In all cases these guidelines are subject to the firm’s conflicts procedures, so that in the event a conflict is identified, the procedures set forth in Appendix E, rather than these guidelines, will apply:

1.	With respect to those routine matters set forth in Appendix C, U.S. Trust will vote in accordance with the views and recommendations of a corporation’s management.

2.	With respect to the matters identified in Appendix D, U.S. Trust will vote in accordance with the guidelines set forth in Appendix D.

3.	With respect to any matter which is not identified in either Appendix C or D, the Proxy Committee will consider such matter on a case-by-case basis and vote in a manner consistent with its fiduciary obligations and the interests of its clients.

4.	The Proxy Committee may override the guidelines set forth in Appendix C and Appendix D if it determines that a vote contrary to these guidelines is appropriate from the standpoint of the interests of its clients and is consistent with its fiduciary responsibilities. Any decision to deviate from these guidelines must be documented by the Proxy Committee and maintained with the records of the Committee. In compelling circumstances, the Proxy Committee may determine to “split” its vote on a particular matter for different investment advisory clients for which it is exercising its authority to vote proxies. Any decision to “split” votes must be appropriate from the standpoint of the interests of each of its clients and must be consistent with its fiduciary responsibilities. Any decision to split votes must be documented by the Proxy Committee and maintained with the records of the Committee.

CODE OF ETHICS

The Trust, U.S. Trust Company of New York, U.S. Trust Company, N.A. and the Distributor have adopted codes of ethics that allow for personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

MISCELLANEOUS

As used herein, “assets allocable to the Fund” means the consideration received upon the issuance of shares in a Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular portfolio of the Trust. In determining a Fund’s net asset value, assets allocable to each class of the Fund are charged with the direct liabilities in respect of such class and with a share of the general liabilities of the Trust which are normally allocated in proportion to the relative asset values of the Trust’s portfolios at the time of allocation. Subject to the provisions of the Trust’s Trust Instrument determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a Fund, are conclusive.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of June 30, 2004, U.S. Trust and its affiliates held of record the following percentages of each Fund’s outstanding Institutional Shares, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares:

Equity Fund	97.37%
Mid Cap Value Fund	65.17%*

*	Atwell & Co., FBO 050, P.O. Box 456, Wall Street Station, New York, New York 10005. Atwell & Co. is the nominee for the Adviser.

Optimum Growth Fund	73.26%*
International Equity Fund	98.72%*
Income Fund	74.37%
Total Return Bond Fund	96.90%
High Yield Fund	99.99%

Also as of June 30, 2004, U.S. Trust and its affiliates held of record the following percentages of each Fund’s outstanding retail shares, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares:

Mid Cap Value Fund	65.91%*
Optimum Growth Fund	40.18%*
High Yield Fund	80.09%
Equity Income Fund	91.13%*
Equity Core Fund	95.84%*

As of June 30, 2004, the Trustees and officers as a group owned beneficially less than 1.0% of all the Funds’ outstanding shares.

As of June 30, 2004, the following shareholders owned of record or beneficially 5% or more of each Fund’s Institutional Shares:

Name and Address	Percentage of Fund	Nature of Ownership
Equity Fund None

Mid Cap Value Fund
Charles Schwab & Co. Special Custody A/C for Benefit of our Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	32.36%	Record

*	Atwell & Co., FBO 050, P.O. Box 456, Wall Street Station, New York, New York 10005. Atwell & Co. is the nominee for the Adviser.

Optimum Growth Fund
Charles Schwab & Co. Special Custody A/C for Benefit of our Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	26.52%	Record

International Equity Fund
None

Income Fund
Pershing LLC P.O. Box 2052 Jersey City, New Jersey 07303-2052	10.71%	Record

Total Return Bond Fund

None

High Yield Fund
None

As of June 30, 2004, the following shareholders owned of record or beneficially 5% or more of each Fund’s Retail Shares:

Name and Address	Percentage of Fund	Nature of Ownership
Mid Cap Value Fund
Charles Schwab & Co. Special Custody A/C for Benefit of our Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	14.06%	Record

Optimum Growth Fund
Charles Schwab & Co. Special Custody A/C for Benefit of our Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	8.23	Record

High Yield Fund
Charles Shcwab & Co. Special Custody A/C for Benefit of our Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	6.17%	Record

Equity Income Fund
None

Equity Core Fund
None

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Trust’s Annual Reports to Shareholders for the fiscal year ended March 31, 2004 (the “2004 Annual Reports”) for the Funds are incorporated in this Statement of Additional Information by reference. No other parts of the 2004 Annual Reports are incorporated by reference herein. The financial statements included in the 2004 Annual Reports for the Funds have been audited by the Trust’s independent registered public accounting firm, Ernst & Young LLP, whose reports thereon also appear in the 2004 Annual Reports and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance on their reports given on their authority as experts in accounting and auditing. Additional copies of the 2004 Annual Reports may be obtained at no charge by telephoning BFDS at (800) 446-1012 (Retail Shares) or (800) 881-9358 (Institutional Shares).

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

“Prime-1” - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3” - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” - Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2” - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” - Securities are in actual or imminent payment default.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D” - An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

– PLUS (+) OR MINUS (–) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (–) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor’s

CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.

•	Negative means that a rating may be lowered.

•	Stable means that a rating is not likely to change.

•	Developing means a rating may be raised or lowered.

•	N.M. means not meaningful.

Moody’s

Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

“MIG-1”/”VMIG-1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2” - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

“MIG-3”/”VMIG-3” - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

APPENDIX B

The Funds may enter into futures contracts and options. Such transactions are described in this Appendix.

I. Interest Rates Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchange — principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities, three-month Treasury Bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II. Stock Index Futures Contracts.

General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor’s 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

The Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies.

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV. Margin Payments.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts.

There are several risks in connection with the use of futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Fund. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the future contract being used, or if otherwise deemed to be appropriate by the Fund. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Fund may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is also subject to the Fund’s ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its Portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI. Options on Futures Contracts

The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Fund does not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII. Accounting and Tax Treatment.

Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

Generally, futures contracts held by the Fund at the close of the Fund’s taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as “mark-to-market.” Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract (“the 40-60 rule”). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a “mixed straddle” because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund’s taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Opinions on futures contracts generally receive federal tax treatment similar to that described above.

Certain foreign currency contracts entered into by the Fund may be subject to the “mark-to-market” process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm’s length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts, which may be subject to various interpretations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the “mark-to-market” rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a “Section 988 hedging transaction” (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. “Section 988 hedging transactions” are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that the Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

Under the federal income tax provisions applicable to regulated investment companies, with respect to futures contracts and other financial instruments subject to the “mark-to-market” rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the “mark-to-market” rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of the mark-to-market rules) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Fund’s futures contracts and other investments that qualify as part of a “designated hedge,” as defined in the Code, may be netted.

APPENDIX C

ROUTINE ISSUES

The Proxy Committee has determined that the following items are considered as routine and therefore will be voted in a manner consistent with the recommendations of management of the issuer:

1.	Ratification of Auditors

2.	Change Date/Location of Annual Meeting

3.	Amend Articles/Charter – General Matters

4.	Change Corporation Name

5.	Classification of the Board of Directors

6.	Approval of Stock Splits/Reverse Splits

7.	Reduction of authorized common stock

8.	Increase in capital stock for shareholder rights plan

9.	Reduction of authorized preferred stock

10.	Issuance of shares in connection with an acquisition

11.	Formation of a holding company

12.	Amend Charter/By Laws to include or remove anti-takeover provisions

13.	Eliminating the right to act by written consent

14.	Removing directors for cause

15.	Adopt/increase or reduce supermajority vote requirement

16.	Adopt or amend shareholder rights plan

17.	Eliminating the right to call a special meeting

18.	Renewal of shareholder rights plan

19.	Establishing term limits for directors

20.	Requiring two candidates for each board seat

21.	Confidential voting

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22.	Discretionary voting of unmarked proxies

23.	Special reports on charitable/political contributions and activities

24.	Increasing or decreasing the number of directors

25.	Electing directors (excepting merger or contested) –

26.	Shareholder proposals to prohibit one person from holding the offices of Chairman and CEO simultaneously

27.	Proposals to create a governance committee

28.	Shareholder proposals not Identified in Appendix D

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APPENDIX D

SPECIFIC NON-ROUTINE ISSUES

The Proxy Committee has determined to adopt the following guidelines with respect to the following non-routine issues.

Paragraph 1.	Management proposals against cumulative voting for the election of directors.

Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or a few, or all directors on a multi-candidate slate. This provision may facilitate the election of minority representatives to the board, can be significant in proxy contests and is often used by dissidents. While used predominantly at the turn of the 20th century, this practice is now relatively rare. U.S. Trust believes that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We also believe strongly that all directors of any corporation should represent shareholder interests. Furthermore, we assert that corporate managements often operate with shareholders’ interests in mind when selecting directors. Thus, we will typically vote for management’s proposals against cumulative voting for the election of directors.

Paragraph 2.	Management proposals for extinguishing shareholder preemptive rights.

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of a new issue of stock in the class they own, in an amount equal to the percentage of the class they already own. For companies having large, actively-traded equity capitalizations, individual shareholder’s proportionate ownership is not a material financial consideration and increased or maintained ownership may easily be obtained by market purchases. The additional expenses incurred in a rights offering of new securities, including the necessary discount from the prevailing market price, may be comparatively significant. However, in the long term, greater financing flexibility and reduced expenses afforded by not having preemptive rights are more in the interest of shareholders than the less meaningful property right to maintain proportionate ownership. Thus, we will typically vote for management’s proposals to extinguish such rights.

Paragraph 3.	Management proposals to establish or amend various forms of incentive compensation plans and retirement or severance benefits for key employees.

U.S. Trust supports effective and carefully administered incentive compensation plans, including stock options and other stock purchase rights to be awarded to key employees. Stock option awards to key executives, including “stock appreciation rights” or “contingent credits” are generally only applied to a small number of management employees within an organization who are presumed to exercise functions and responsibilities that measurably affect the operating and financial performance of the corporation. These awards act as incentives for such key employees in improving the overall financial performance of the corporation. These awards should be reasonable, given corporate circumstances, and developed at the discretion of the board of directors’ compensation committee or other special committee charged with evaluating such plans. We will typically vote for proposals to establish or improve incentive compensation plans

Paragraph 4.	Management proposals for establishing or amending employee savings, employee stock ownership plans or investment plans.

U.S. Trust believes that employee savings plans, including ESOPs (employee stock ownership plans) and ESPPs (employee stock purchase plans) among various other types of employee savings plans, are constructive in building employee ownership and loyalty of and to organizations, as well as driving corporate performance and allow employees to share in the growth potential of their employer. We believe this type of employee involvement is positive long-term for corporate performance. As such, we will typically vote for proposals to establish or improve such plans.

Paragraph 5.	Management proposals for establishing or amending Executive Incentive Bonus Plans.

U.S. Trust believes that executive incentive bonus plans are an integral part of management compensation structures. With proper planning, implementation and monitoring, such plans often provide long-term incentives for corporate executives to create shareholder value that can be sustained and grow through time. Provided that current management of the corporation is independent of the compensation committee, and that such long-term compensation awards are not unduly great, we believe management proposals for establishing and amending executive incentive bonus plans are worthwhile. As such, we will typically vote for proposals to establish or improve such plans.

Paragraph 6.	Management proposals to require annual election of all directors.

U.S. Trust believes that electing directors is one of the most basic rights that an investor can exercise in stock ownership. Historically, we have not been opposed to classified boards of directors, in which groups of directors are elected for terms of several years. However, some corporations may seek to provide independent thinking to the board more regularly than classified boards provide. We will typically vote for proposals against classification of the board.

Paragraph 7.	Management proposals for re-incorporation under the laws of a different state.

A change of the legal jurisdiction under which the corporation is governed is usually done to reduce taxes or to provide more favorable conditions and greater flexibility of corporate operations. Reduction of expenses or less restrictive governance conditions are generally in shareholders’ interest for corporations in the long-term. As such, we view these types of requests by management favorably. However, the individual circumstances surrounding the reincorporation are a key consideration in voting for the proposal. As such, we will typically vote for proposals regarding reincorporation.

Paragraph 8.	Amendments to the Charter or By-Laws to provide limits to liability of directors, in their role as directors; contractual agreements concerning directors’ liability.

In the long-term, it is in the shareholders’ financial interest to have qualified, effective and experienced persons serve as directors. To obtain the services of such persons as “outside” directors, we believe it is necessary to offer competitive compensation and protection from exposure to unreasonable personal liability potentially arising from serving as a director. In 1986, the State of Delaware enacted legislation to limit the liability exposure of directors of Delaware corporations in response to growing problems of litigation and corporate governance. Historically, we have treated corporate actions to comply with changes in local or Federal law and regulations as routine. As such, we believe the treatment of granting liability and indemnification provisions to go hand-in-hand with electing directors and determining their compensation. As such, we will typically vote for such proposals.

Paragraph 9.	Management proposals for the approval of asset sales, reorganizations & restructurings.

Corporations generally cite a variety of reasons for reorganizing, restructuring and asset sales. In the end, these transactions generally happen for two reasons: 1) the asset causes diseconomies of scale and impacts the economic value of the corporation, and 2) the corporation believes it can sell its asset for a financial gain to a buyer who can make better use of such assets. We further believe that management best understands the corporation’s assets and the marketable economic value of such assets and generally seeks the appropriate courses of action to pursue when assets are creating diseconomies. Thus, unless such proposals involve a proxy contest, we will typically vote for such proposals.

Paragraph 10.	Shareholder Proposals to establish a nominating committee of the board of directors.

A separate nominating committee, composed entirely of a majority of outside directors, is often proposed by shareholders as a protection against the perpetuation of a management group through control over the selection of replacement or successor directors. We believe that there is no evidence that such a committee would perform the nominating function better than one composed of the board in its entirety. It is more likely that a controversial candidate or disagreement among the directors as a group would be avoided or resolved without a nominating committee. As such, we will typically vote against such proposals.

Paragraph 11.	Management proposals to require directors to own 1,000, 2,000 or some similarly large number of shares.

Traditionally director compensation has included annual cash retainers, meeting fees, and committee fees. Starting in the late 1980s, additional forms of compensation were added as generally acceptable forms of compensation. One of these forms of compensation is stock ownership, either through outright purchase or stock option grants. Like employee stock ownership, director stock ownership aligns the interests of directors and shareholders. Whether through outright purchase (with the director’s cash compensation) or through option grants, if the management of a corporation subscribes to the above premise and proposes to require directors to own shares in the corporation they represent, and the share amounts are not unreasonable relative to their compensation, then we will typically vote for such proposals.

Paragraph 12.	Shareholder proposals to prohibit re-election of outside directors after an arbitrary period of time or upon retirement from their primary employment.

The usual reason cited for such proposals is to have “fresh faces” on the board of directors. We feel that arbitrarily discarding knowledgeable, experienced directors after an arbitrary time limit, or upon retirement from their primary employment is foolish and opposed to shareholder interests. We believe management and the board of directors best understands the board’s composition, strengths and weaknesses and know best when to make changes to its composition. As such, we will typically vote against such proposals.

Paragraph 13.	Shareholder proposals to report on fees paid to the independent registered public accounting firm.

The annual audit of a corporation’s accounts and statements is a complex process. The cost of the audit is determined mainly by the specific characteristics of each corporation, which may not be comparable even for companies within the same industry. Thus the comparison of one auditor’s fees with those of another auditor for a different corporation is not meaningful. As such, we will typically vote against such proposals.

Paragraph 14.	Shareholder proposals on the reporting of government service of employees.

The preparation of a report which would disclose any previous government service of employees would entail additional incremental cost to the corporation and would interfere with the day to day responsibilities of the employees of the organization. As such, we will typically vote against such proposals.

Paragraph 15.	Shareholder proposals to report on employment and recruiting practices in relation to the gender or any other characteristics of employees in various job classifications.

The vast majority of corporations make concerted efforts to comply with federal and state laws that prohibit employment discrimination. The frequent preparation of detailed reports on such subjects would be costly and would not provide useful information to the shareholders or the public. As such, we will typically vote against such proposals.

Paragraph 16.	Shareholder proposals to prohibit dealings with certain countries.

We believe that most U.S. corporations attempt to comply carefully with laws and regulations governing foreign trade for the simple business reason that to do otherwise may result in the corporation’s incurring major problems and expenses. At the same time, establishing a policy prohibiting business dealings with any country is a policy issue that we believe is best reserved to the U.S. government. As such, we will typically vote against such proposals.

Paragraph 17.	Shareholder proposals to proclaim political non-partisanship, prohibit political contributions and various practices, to report on past government affiliations of employees or retained outside contractors, and to report upon “lobbying” activities.

With few exceptions, corporations comply with federal and state laws and regulations regarding political and lobbying activities and prohibiting contributions of corporate funds. Corporations also generally avoid prescribing or monitoring contributions of individual employees, which could be an illegal invasion of such employees rights as citizens. Corporations also establish procedures to avoid potential conflicts of interest which arise from previous affiliations of employees or affiliations of principals of outside contractors such as law firms, consultants and investment bankers. It is expensive and bad business practice to do otherwise. Reporting the affiliations of large numbers of employees would provide little use to shareholders and would be associated with unnecessary expense. As such, we will typically vote against such proposals.

Paragraph 18.	Shareholder proposals for special reports on aspects of the business, markets, prices and product policies.

Most product policy, market position, pricing and similar statistical data relating to the past performance or future direction of a corporation’s operations fall into one of two categories: 1) proprietary information – of which publication is not in the shareholder’s best interests and 2) analytical and operating data – for which publication is in the shareholder’s best interests. We believe management is the best judge of determining and releasing type two data and for withholding type one data. As such, we will typically vote against such proposals.

It is in the best interest of corporations to ensure that they are meeting appropriate standards of good corporate governance. To that end, a committee of the board should be established to oversee relevant aspects of corporate governance and to maintain the checks and balances necessary to successfully navigate the hazards of today’s business environment. At U.S. Trust, we support the efforts of a corporation to improve its governance structure and believe that the board and management are best suited to determine whether or not to establish a separate governance committee or to elect to handle those issues through an existing committee of the board.

Paragraph 19.	Shareholder proposals to limit the number of other public corporation boards on which the CEO serves.

The usual reason cited in proposals to limit the number of public corporation boards on which the CEO can serve is that the CEO may find his or her limited time taken from the primary responsibilities of running the corporation. However, we believe that service on multiple boards may enhance the CEO’s performance by broadening his or her experience and facilitating the development of a strong peer network. At U.S. Trust, we feel that management and the board are best suited to determine the impact of multiple board memberships on the performance of the CEO. As such, we will typically vote against such proposals.

Paragraph 20.	Shareholder proposals to limit consulting fees to an amount less than audit fees.

Today’s corporations face a complex, challenging and rapidly evolving business environment. In the pursuit of superior shareholder returns, corporation management will often enlist the advice and assistance of consulting firms. Depending on the circumstances, the best source of consulting advice may be provided by a firm related to that which audits the corporation’s accounts and financial statements. The costs associated with annual audits or consulting engagements are determined by a wide array of changing facts and circumstances. We believe that the proposed limitation could interfere with the successful management of the organization and is therefore not in the best interests of the corporation’s shareholders. As such, we will typically vote against such proposals.

Paragraph 21.	Shareholder proposals to require the expensing of stock options.

Current accounting standards permit, but do not require, the expensing of stock options. At this time, a standard methodology for the expensing of stock options does not exist. We believe that until this issue is thoroughly resolved and the relevant regulatory agencies reach agreement, management is in the best position to determine whether or not a corporation’s stock options should be expensed. As such, we will typically vote against such proposals.

Paragraph 22.	Shareholder proposals to require that a majority of the board be independent.

U.S. Trust believes that the freedom from both actual conflicts of interest and the appearance of such conflicts are important elements of the effectiveness of the board of directors. While we feel that the vast majority of affiliated and inside directors execute their duties with the utmost degree of objectivity, they may be viewed by some as being less able to effectively analyze corporation strategy and performance. As such, we will typically vote for such proposals.

Paragraph 23.	Proposals restricting business conduct for social and political reasons.

Our investment philosophy and our commitment to our customers is to own for them what we believe represents good long-term investment value and meets their investment objectives. We do not consider social and political matters other than in the way they may affect present and prospective valuations and returns. That said, we note that our focus on owning good businesses naturally leads to an emphasis on social responsibility. Simply put, companies that do not conduct themselves in an ethical/socially responsible matter are not likely to be outstanding long-term investments and, by definition, do not qualify as good businesses. We recognize that there is no single universally accepted definition of what constitutes “socially responsible investing.” We believe that proposals which prohibit companies from lines of business for social or political reasons are often motivated by narrow interest groups and not in the best interest of the broad base of shareholders of a company. We believe that management is in the best position to determine these fundamental business questions. As such, we will typically vote against such proposals.

APPENDIX E

CONFLICTS PROCEDURES

From time to time, U. S. Trust may experience potential conflicts of interest when voting a proxy for an issuer with whom U.S. Trust or a member of senior management may have a relationship that might affect the manner in which U.S. Trust votes the issuer’s proxy. The Proxy Committee has developed the following conflicts procedures governing these situations. As described below, in such situations the conflict may be address by (i) relinquishing to the account principal the voting proxy, (ii) voting the proxies in accordance with the firm’s pre-existing voting policies as set forth in Appendices A and B, or (iii) voting the proxies in accordance with the recommendations of an independent third party, such as ISS. With respect to (iii) above, the Proxy Committee will periodically obtain representations and assurances from ISS (or any other agent selected by the Committee for purposes of this Conflicts Procedure) that the agent is not itself conflicted from making such a recommendation. If the Proxy Committee determines that ISS (or such other agent) also has a conflict, it shall secure the services of another independent 3rd party proxy evaluation firm and vote the shares in accordance with the recommendations of that firm.

Conflicts Related to Voting of Shares of Affiliated Funds

U.S. Trust may have voting authority for shares held by its clients in mutual funds managed by U.S. Trust or its affiliates. In these circumstances, U.S Trust may have a conflict of interest in voting these shares on behalf of its clients, particularly in matters relating to advisory or other fees or mergers and acquisitions. In all cases, it is U.S. Trust’s policy to instruct ISS to vote these shares in accordance with its own recommendations or the recommendations of another independent 3rd party proxy evaluation firm.

Conflicts Associated with Voting of Shares Issued by Affiliated Companies

U.S. Trust is affiliated with Charles Schwab & Co. (“Schwab”), which is a publicly registered company. U.S. Trust may have voting authority for shares held by its clients in Schwab. U.S Trust may have a conflict of interest in voting these shares on behalf of its clients as a result of this affiliation. In all cases, it is U.S. Trust’s policy to relinquish to the account principal the voting proxy for Schwab securities. If there is no such account principal, then it s U.S. Trust’s policy to abstain from voting on these matters.

General Conflicts

Other conflicts may arise for a number of reasons, including relationships that may exist between an issuer and U.S. Trust and/or members of its senior management. The Proxy Committee will delegate to one of its members the duty to periodically inform portfolio managers, senior business managers and other members of senior management that it is their collective responsibilities to bring to the Committee’s attention matters which may create a conflict of interest for the Firm when voting proxies for issuers. In addressing General Conflicts, the following policies apply:

US Trust Senior Officer means: a Director or a member of the management committee of a US Trust Entity or of Charles Schwab Corporation.

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US Trust Entity means: U.S. Trust Corporation, U.S. Trust Company N.A., United States Trust Company of New York, and U.S. Trust of Delaware.

An Institutional Client of a US Trust Entity means an institutional account of a publicly-traded company for which a US Trust Entity provides investment management services or serves as custodian or trustee of employee benefit plans.

Conflict situations- A potential conflict of interest exists where UST has discretion to vote a proxy for an issuer and:

1. A US Trust Senior Officer serves as an officer or director of that issuer.

2. A member of the Proxy Committee serves as an officer or director of that issuer.

3. The issuer is an Institutional Client of a US Trust Entity.

4. The Proxy Committee is advised or becomes aware that a US Trust Entity has a significant business relationship (i.e., managed accounts, private banking services) with the issuer or with an individual who may be director or senior officer of the issuer.

When a General Conflict is identified, the conflict will be resolved by instructing ISS to vote the proxy for such issuer in accordance with its own recommendations, or with the recommendations of another independent 3rd party proxy evaluation firm.

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